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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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FTI Consulting, Inc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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900 Bestgate Road, Suite 100
Annapolis, Maryland 21401
(410) 224-8770

April 7, 2005

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2005 Annual Meeting of Stockholders of FTI Consulting, Inc. on May 18, 2005, at 9:30 a.m., EDT, at its business office, located at 909 Commerce Road, Annapolis, Maryland 21401.

Enclosed with this letter is a Notice of the Annual Meeting, a Proxy Statement, a proxy card and a return envelope. Both the Notice of the Annual Meeting and the Proxy Statement provide details of the business that we will conduct at the Annual Meeting and other information about FTI Consulting, Inc. Also enclosed with this letter is FTI Consulting, Inc.’s Annual Report to Stockholders for 2004.

At the Annual Meeting, we will ask you to:

•	Elect three Class III directors;

•	Approve and adopt an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock;

•	Ratify the appointment of Ernst & Young LLP to serve as independent auditors for FTI Consulting, Inc.’s fiscal year ending December 31, 2005; and

•	Transact any other business that is properly presented at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote. We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card. Alternatively, you are urged to vote by signing, dating and promptly returning the proxy card in the enclosed prepaid return envelope, or follow the instructions provided for voting via telephone. Your proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not specify a choice on one of the proposals described in this Proxy Statement, your proxy will be voted as recommended by the Board of Directors. If you hold your shares through an account with a brokerage firm, bank or other fiduciary or nominee, please follow the instructions you receive from it to vote your shares. Of course, if you attend the Annual Meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the enclosed proxy card. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Sincerely,

Jack B. Dunn, IV
President and Chief Executive Officer

FTI CONSULTING, INC.
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

Date: May 18, 2005

Time: 9:30 a.m., EDT

Place: FTI Consulting, Inc., Business Office, 909 Commerce Road, Annapolis, Maryland 21401

Dear Stockholder:

At the Annual Meeting, we will ask you to:

•	Elect three Class III directors;

•	Approve and adopt an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock;

•	Ratify the appointment of Ernst & Young LLP to serve as independent auditors for FTI Consulting, Inc.’s fiscal year ending December 31, 2005; and

•	Transact any other business that is properly presented at the Annual Meeting.

The Board of Directors recommends a vote FOR the election of each of the nominees for Class III director, FOR the approval and adoption of an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock, and FOR the ratification of the selection of Ernst & Young LLP as independent auditors for FTI Consulting, Inc.’s fiscal year ending December 31, 2005.

Stockholders of record at the close of business on March 16, 2005, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A copy of our 2004 Annual Report is enclosed. We will begin to mail this Notice of Annual Meeting, the Proxy Statement and form of proxy to stockholders on or about April 7, 2005.

By Order of the Board of Directors,

Joanne F. Catanese
Associate General Counsel and Secretary

April 7, 2005

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card. Alternatively, we encourage you to vote by completing and signing the enclosed proxy card and returning it in the enclosed envelope as soon as possible, even if you plan to attend the meeting, or follow the instructions provided for voting via telephone. If you have questions about voting your shares, please contact Joanne F. Catanese, Associate General Counsel and Secretary, FTI Consulting, Inc., 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401, Telephone No. (410) 224-8770. If you decide to change your vote, you may revoke your proxy in the manner described in the Proxy Statement, at any time before it is voted.

TABLE OF CONTENTS

Page
Proxy Statement for Annual Meeting	1
Information About the 2005 Annual Meeting and Voting	1
Proposals to be Presented at the Annual Meeting	5
Proposal 1. — Election of Three Class III Directors	5
Proposal 2. — Approve and Adopt an Amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as Amended, to Increase the Number of Shares Authorized by 250,000 Shares of Common Stock	6
Proposal 3. — Ratify the Appointment of Ernst & Young LLP as FTI Consulting, Inc.’s Independent Auditors for the Fiscal Year Ending December 31, 2005	9
Stock Ownership	10
Information About the Board of Directors and Committees	12
Corporate Governance	21
Executive Officers and Compensation	24
Compensation Committee Report on Executive Compensation	39
Compensation Committee Interlocks and Insider Participation	42
Performance Graph	43
Audit Committee Report	44
Auditor Services	46
Section 16(a) Beneficial Ownership Reporting Compliance	46
Proposals for the 2006 Annual Meeting	47
Appendix A — FTI Consulting, Inc. Employee Stock Purchase Plan, as Amended	A-1
Appendix B — Charter of Audit Committee of the Board of Directors, as Amended and Restated Effective as of February 15, 2005	B-1
Appendix C — Charter of Nominating and Corporate Governance Committee of the Board of Directors, as Amended and Restated Effective as of September 17, 2005	C-1
Appendix D — Charter of Compensation Committee of the Board of Directors, as Amended and Restated Effective as of September 17, 2005	D-1

900 Bestgate Road, Suite 100
Annapolis, Maryland 21401

April 7, 2005

PROXY STATEMENT FOR ANNUAL MEETING

This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2005 Annual Meeting of Stockholders of FTI Consulting, Inc. The 2005 Annual Meeting will be held on May 18, 2005, at 9:30 a.m., EDT, at FTI Consulting, Inc.’s business office, located at 909 Commerce Road, Annapolis, Maryland 21401.

This Proxy Statement provides information about the Annual Meeting, the proposals on which you will be asked to vote at the Annual Meeting, and other relevant information.

On April 7, 2005, we began mailing information to people who, according to our records, owned shares of our common stock at the close of business on March 16, 2005. We have mailed with that information a copy of FTI Consulting, Inc.’s Annual Report to Stockholders for 2004.

INFORMATION ABOUT THE 2005 ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Board of Directors of FTI Consulting, Inc. is providing these proxy materials to you in connection with our 2005 Annual Meeting of Stockholders. We have summarized information in this Proxy Statement that you should consider in deciding how to vote on the proposals being submitted to a vote of FTI stockholders at this meeting.

Who is soliciting my proxy?

We are sending you this Proxy Statement because our Board of Directors is seeking a proxy to vote your shares of our common stock at the 2005 Annual Meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares. On April 7, 2005, we began mailing this Proxy Statement to all people who, according to our stockholder records, owned shares of our common stock at the close of business on March 16, 2005.

When and where will FTI hold its 2005 Annual Meeting of Stockholders?

Our 2005 Annual Meeting of Stockholders will be held on May 18, 2005 at 9:30 a.m., EDT, at FTI Consulting, Inc.’s business office, located at 909 Commerce Road, Annapolis, Maryland 21401.

What information is contained in this Proxy Statement?

The information in this Proxy Statement relates to the proposals to be voted on at the 2005 Annual Meeting of Stockholders, the voting process, the nominees for director, our Board and Board Committees, the compensation of non-employee directors and the most highly paid executive officers for fiscal 2004, and certain other required information.

Who pays the costs of the proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited by our directors, officers or employees, in person or by telephone, facsimile or other electronic means or letter. In accordance with the regulations of the Securities and Exchange Commission (SEC), and the New York Stock Exchange (NYSE), we also will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our common stock as of the record date.

How many votes must be present to hold the 2005 Annual Meeting of Stockholders?

On March 16, 2005, the record date for the 2005 Annual Meeting of Stockholders, 43,291,996 shares of our common stock were issued and outstanding. A quorum must be present at the Annual Meeting in order to transact business. A quorum will be present if a majority of the shares of common stock entitled to vote are represented at the Annual Meeting, either in person or by proxy. If a quorum is not present, a vote cannot occur, in which case the Annual Meeting may be adjourned until such time as a quorum is present. In deciding whether a quorum is present, abstentions and “broker non-votes” will be counted as shares of common stock that are represented at the Annual Meeting.

What am I voting on?

You will be voting on the following:

•	To elect three Class III directors;

•	To approve and adopt an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock;

•	To ratify the appointment of Ernst & Young LLP as independent auditors of FTI Consulting, Inc. for the fiscal year ending December 31, 2005; and

•	To transact any other business properly coming before the 2005 Annual Meeting of Stockholders.

How do I vote my shares?

You have one vote for each share of our common stock that you owned of record at the close of business on March 16, 2005. The number of shares you own (and may vote at the Annual Meeting) is listed on the enclosed proxy card. You may vote your shares of our common stock at the Annual Meeting in person or by proxy by mail or by Internet or telephone.

How can I vote in person?  To vote in person, you must attend the Annual Meeting and submit a ballot. Ballots for voting in person will be available at the Annual Meeting.

How can I vote by Internet?  We encourage you to use our convenient Internet voting system, which you can access and use whether you live in the United States or elsewhere. The website for Internet voting is printed on the proxy card, which is enclosed. Internet voting is available 24 hours a day until 11:59 p.m., EDT, on May 17, 2005. You will be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, please do NOT return your proxy card.

How can I vote by mail?  To vote by mail, you must complete, sign and return the enclosed proxy card. By completing, signing and returning the proxy card, you will be directing the person or persons designated on the proxy card as your proxies to vote your shares of our common stock at the Annual Meeting in accordance with the instructions you give on the proxy card.

IF YOU DECIDE TO VOTE BY MAIL, YOUR PROXY CARD WILL BE VALID ONLY IF YOU COMPLETE, SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING DATE.

How can I vote by telephone?  If you are a registered stockholder, meaning that you hold your shares in certificate form or through an account with our transfer agent, American Stock Transfer, you may also vote via the telephone by calling the toll-free number printed on your proxy card. Telephone voting is available 24 hours a day until 11:59 P.M., EDT, on May 17, 2005. If you vote by telephone, please do NOT return your proxy card.

If you hold your shares through an account with a broker, bank or other fiduciary or nominee, your ability to vote your shares by telephone or over the Internet depends on its voting procedures. Your fiduciary or nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via telephone and over the Internet. If so, please follow the instructions that your bank, broker or other fiduciary or nominee will provide.

What does it mean if I received more than one proxy card or instruction form?  If you receive more than one proxy card or instruction form, it means that you have multiple accounts with our transfer agent and/or banks, brokers or other fiduciaries or nominees. Please vote all of your shares.

Will my shares be voted if I do not complete, sign and return my 2005 proxy card or instruction form?

If you are a registered “record” stockholder and do not provide your fully completed proxy by mail or vote by telephone or the Internet, you must attend the Annual Meeting in order to vote.

If your shares are held in a brokerage account or by a fiduciary or another nominee, you are considered the “beneficial owner” of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction form on behalf of your broker, fiduciary or nominee. Brokerage firms, banks and other fiduciaries or nominees are required to request voting instructions for shares of our common stock they hold on behalf of customers and others. As the beneficial owner, you have the right to direct your broker, fiduciary or nominee how to vote and you are also invited to attend the 2005 Annual Meeting. We encourage you to provide instructions to your brokerage firm, bank or other fiduciary or nominee to vote your shares. Since a beneficial owner is not the record stockholder, you may not vote the shares in person at the 2005 Annual Meeting unless you obtain a “legal proxy” from the broker, fiduciary or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Even if you do not provide voting instructions on your instruction form, if you hold shares through an account with a broker, bank or other fiduciary or nominee, your shares may be voted. Brokerage firms have the authority under New York Stock Exchange rules to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The election of directors and ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2005 are considered routine matters for which brokerage firms, banks and other fiduciaries may vote without specific instructions. When a proposal is not considered “routine” and the brokerage firm, bank or other fiduciary has not received voting instructions from the beneficial owner of the shares with respect to such proposal; such firm cannot vote the shares on that proposal. Shares that a brokerage firm, bank or other fiduciary is not authorized to vote, are counted as “broker non-votes.” Under the rules of the New York Stock Exchange, brokers and other nominees and fiduciaries holding stock for the accounts of their clients who have not been given specific voting instructions are not allowed to vote on Proposal 2 relating to the approval and adoption of an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock; but are allowed to vote on Proposals 1 and 3.

How will my shares of FTI common stock be voted if I do not specify my voting instructions on the proxy card?

If you sign and return the proxy card but do not complete voting instructions for a proposal, then your shares will be voted with respect to such proposal by the named proxies as follows: (1) FOR the election of each of the three nominees for Class III director, (2) FOR the approval and adoption of an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock, (3) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for our fiscal year ending December 31, 2005, and (4) in accordance with the best judgment of the named proxies on any other matter properly brought before the meeting.

What if I change my mind?

If you decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

•	You may notify the Secretary of FTI in writing that you wish to revoke your proxy.

•	You may submit a proxy dated later than your original proxy.

•	You may attend the Annual Meeting and vote. Merely attending the Annual Meeting will not by itself revoke a proxy. You must submit a ballot and vote your shares of our common stock at the Annual Meeting.

How many votes will be needed to approve each of this year’s proposals?

Proposal 1: Election of Three Class III Directors
The three nominees for election as Class III directors who receive the highest number of “FOR” votes will be elected as directors. This number is called a “plurality.” If you do not vote for a particular nominee, or you indicate “withhold authority to vote” for a particular nominee on your proxy card, your non-votes or withholding of authority and broker non-votes will not count as votes cast either for or against the nominee, and will have no impact on the election of directors.

Proposal 2: Approve and Adopt the Amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as Amended, to Increase the Number of Shares Authorized by 250,000 Shares of Common Stock
Approval of the amendment to our Employee Stock Purchase Plan to increase the number of shares authorized by 250,000 shares of common stock requires a majority of the votes cast at the Annual Meeting to be voted “FOR” this Proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

Proposal 3: To Ratify the Appointment of Ernst & Young LLP as Independent Auditors for FTI Consulting, Inc.’s Fiscal Year Ending December 31, 2005.
Ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2005 requires a majority of the votes cast at the Annual Meeting be voted “FOR” this Proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against the proposal.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the approval and adoption of an amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended, to increase the number of shares authorized by 250,000 shares of common stock, and “FOR” the ratification of Ernst & Young LLP as FTI’s independent auditors for the 2005 fiscal year.

Additional Information

The Annual Report to Stockholders for the fiscal year ended December 31, 2004, including our consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation material. The Annual Report provides you with additional information about FTI.

You may access FTI’s Annual Report on Form 10-K for 2004 and other information on FTI’s website at: http://fticonsulting.com/web/investor relations.aspx. Alternatively, you may request a free copy of the Form 10-K and other periodic reports and materials filed with the Securities and Exchange Commission by contacting: Joanne F. Catanese, Associate General Counsel and Secretary, FTI Consulting, Inc., 100 Bestgate Road, Suite 100, Annapolis, Maryland 21401, (410) 224-8770. FTI will also furnish copies of the exhibits and schedules to the 2004 Form 10-K if specifically requested.

PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING

We will present the following three proposals at the 2005 Annual Meeting. We have described in this Proxy Statement all the proposals that we expect will be made at the Annual Meeting. If we or a stockholder properly presents any other proposal at the meeting, we will, to the extent permitted by applicable law, use your proxy to vote your shares of common stock on the proposal in our best judgment.

PROPOSAL 1. — ELECTION OF THREE CLASS III DIRECTORS

Our corporate Charter provides that our Board of Directors will consist of three classes. The members of each class are elected for three-year terms. We currently have eight directors, of which the three directors constituting the Class III directors are to be elected at the 2005 Annual Meeting. The terms of the Class I and Class II directors will expire at the annual meetings of stockholders to be held in 2006 and 2007, respectively.

On February 15, 2005, the Nominating and Corporate Governance Committee of our Board of Directors unanimously recommended to the Board that the following individuals be nominated for election to our Board of Directors as Class III directors:

Mark H. Berey
Jack B. Dunn, IV
Gerard E. Holthaus

Based upon the recommendation of the Nominating and Corporate Governance Committee, on February 15, 2005, our Board of Directors nominated Messrs. Berey, Dunn and Holthaus for election to our Board as Class III directors. Each nominee, if elected, will serve for a three-year term, or until his replacement is chosen and qualifies. Messrs. Berey, Dunn and Holthaus are currently members of the Board, and each has agreed to continue to serve as a director if elected. We do not know any reason why any nominee would be unable to serve as a director. More detailed information about each of the nominees is provided in the section of this Proxy Statement titled “Information About the Board of Directors and Committees.”

Messrs. Berey and Holthaus were first identified and qualified by the Nominating and Corporate Governance Committee as candidates for director in 2004. The Nominating and Corporate Governance Committee recommended that the Board appoint them to fill the vacancies created by the resignation of Stewart J. Kahn as a director at the Board’s Annual Meeting held May 19, 2004 (which immediately followed our 2004 Annual Meeting of Stockholders) and the Board’s decision at that time to increase the size of the Board by one member from seven to eight directors. Messrs. Berey and Holthaus were first appointed as directors by the Board as of June 7, 2004. In accordance with our By-Laws and the Maryland General Corporation Law, the Board classified Messrs. Berey and Holthaus as Class III directors to stand for election at the first annual meeting held following their appointment to fill vacancies on the Board.

Messrs. Berey and Holthaus qualify as independent directors under FTI’s Categorical Standards of Director Independence and the independence standards established under Section 303A, as amended, of the NYSE corporate governance listing standards. The Board has concluded that Messrs. Berey and Holthaus have no material relationships or conflicts of interest with FTI and have not identified any other disqualifying factors. More detailed information about the Board’s determination of director independence is provided in the section of this Proxy Statement titled “Information About the Board of Directors and Committees — The Nomination Process” and “Corporate Governance — Director Independence.” Mr. Dunn is our President and Chief Executive Officer and, therefore, qualifies as a management director.

If any of the nominees cannot serve for any reason (which is not anticipated), the Nominating and Corporate Governance Committee may identify and recommend a candidate or candidates to the Board as a potential substitute nominee or nominees. If that happens, we will vote all valid proxies for the election of the substitute nominee or nominees designated by the Board. The Board may also decide to leave the Board seat or seats open until a suitable candidate or candidates is identified, or it may decide to reduce the size of the Board.

The Board of Directors unanimously recommends that you vote FOR the election of all the nominees as Class III directors.

PROPOSAL 2. — APPROVE AND ADOPT AN AMENDMENT TO THE FTI CONSULTING, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED BY 250,000 SHARES OF COMMON STOCK

On March 14, 2005, the Compensation Committee approved and recommended, and the full Board of Directors approved, the amendment to the FTI Consulting, Inc. Employee Stock Purchase Plan, as amended (the “ESPP”), to increase the number of shares of common stock authorized for issuance under the ESPP from 2,050,000 to 2,300,000 shares, subject to stockholder approval, and authorized submission of the amendment to the ESPP to stockholders for consideration at the 2005 Annual Meeting. We are asking you to approve the amendment to the ESPP to increase by 250,000 shares from 2,050,000 to 2,300,000 the number of shares of common stock that are available for sale to participants under the ESPP. We believe the ESPP provides a valuable incentive to foster equity ownership by our employees, thereby creating a stronger incentive to expend maximum effort for our growth and success. The following is a summary of our ESPP as it will be if the stockholders approve the amendment. This summary is qualified in all respects by the full text of the amended ESPP, a copy of which is attached to this Proxy Statement as Appendix A.

General

Purpose.  The ESPP offers eligible employees the opportunity to purchase shares of our common stock through after-tax payroll withholdings. The ESPP permits employees to acquire an equity interest in FTI, thereby creating a stronger incentive to expend maximum effort for our growth and success. Funds received by us under the ESPP may be used for any general corporate purpose.

Eligibility.  All of our employees are eligible to participate in the ESPP (unless they hold more than 5% of our outstanding common stock), as long as they are regularly scheduled to work at least 20 hours per week. At March 16, 2005, about 1,063 employees were eligible to participate in the ESPP.

Shares Available Under the ESPP.  The ESPP currently authorizes the issuance of up to 2,050,000 shares of our authorized but unissued common stock. As amended, the ESPP will authorize the issuance of up to 2,300,000 shares of our authorized but unissued common stock. The number of shares issuable under the ESPP will be adjusted for stock dividends, stock splits, reclassifications and other changes that affect our common stock. Because the ESPP permits participants to choose their own level of participation, subject to overall tax and program limits, the specific amounts to be granted to particular persons cannot be determined in advance. As of March 16, 2005, 1,579,873 shares of our common stock have been issued under the ESPP since its inception in 1997.

Administration.  The ESPP is administered by the Compensation Committee of the Board. The Compensation Committee has the authority and discretion to specify the terms and conditions of employee participation in the ESPP (within the limitations of the ESPP) and to otherwise interpret the terms of the ESPP or set the terms and interpret any related agreements. In addition, the Compensation Committee has the authority and discretion to modify the eligibility requirements for participation in the ESPP from time to time, so long as those modifications do not require stockholder approval in order for the ESPP to continue to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and they do not materially increase our cost of maintaining the ESPP.

Purchases Under the ESPP

General.  Offering periods for the ESPP are successive six-month periods beginning on January 1 and July 1 of each calendar year. Participants in the ESPP receive an option at the start of each six-month offering period to purchase shares of common stock through payroll deductions from his or her compensation. No right to purchase shares during any offering period or funds accumulated under the ESPP are assignable or transferable, other than by will or pursuant to the laws of descent and distribution.

Election to Participate.  Employees must elect before the beginning of a given offering period to participate; however, once an employee has elected to participate, that election carries forward to future offering periods until revoked. The employee may elect to have between 1% and 15% of his or her compensation set aside for use in purchasing shares of our common stock. The employee may not change the elected percentage during an offering period but may withdraw entirely, so long as the withdrawal is made at least 30 days before the end of the offering period.

Purchase Price.  The purchase price for shares of common stock under the ESPP is the lower of 85% of the fair market value on the first day of the offering period or the last day of the offering period.

Purchases.  Shares are automatically purchased under the ESPP for the account of the participant as of the last day of the offering period, unless the participant has requested withdrawal of his or her payroll contributions at least 30 days earlier. The aggregate number of shares to be purchased by a participant during all offering periods in any calendar year will be determined as of January 1 of such year, by dividing $25,000 by the fair market value of our common stock determined as of December 31 of the preceding year; provided, however, if the price of a share of our common stock is lower as of the last day of an offering period than it was as of the first day of the offering period, the number of shares that a participant could purchase during that offering period would be determined by dividing (A) the aggregate deductions taken during the applicable offering period, by (B) 85% of the price of a share of our common stock as of the first day of the offering period. The actual purchase price paid by a participant for shares of our common stock during such offering period will be 85% of the lower price as of the last day of the applicable offering period. In that situation, the aggregate amount paid by a participant for the shares of common stock acquired during such offering period will be less than the total deductions taken from such participant for such offering period. In which case, the participant will have the option of receiving a refund of the excess purchase price deducted for that offering period or rolling-over that amount into the next offering period.

The closing price of a share of our common stock on the NYSE on March 16, 2005 was $20.16.

The purchase price is ordinarily paid through payroll deduction, but the Compensation Committee is authorized to accept payment through the tendering of shares of common stock under whatever arrangement the Compensation Committee may determine. A participant will not have any rights of a stockholder until the shares of common stock purchased for his or her account have been issued.

Termination of Service.  Employees who terminate their employment or die during an offering period will be deemed to have elected withdrawal of all payroll deductions and will not purchase shares during that or any subsequent offering period.

Substantial Corporate Changes.  If we have a “substantial corporate change” (examples of which include dissolution or liquidation, merger, consolidation or reorganization with one or more corporations in which we are not the surviving corporation, the sale of substantially all of our assets, or any transaction (including a merger or reorganization in which FTI survives) approved by the Board that results in any person or entity (other than an affiliate of FTI) owing 100% of the combined voting power of all classes of our outstanding stock), the offering will terminate unless provision is made in connection with such transaction for (A) the assumption or continuation of outstanding elections, or (B) the substitution for equivalent rights with respect to the stock of the successor or its parent. If the offering period would otherwise terminate, we can cause the purchase of shares to take place on behalf of the participants immediately before the substantial corporate change occurs.

Stockholder Approval.  In general, stockholder approval will be required to amend the ESPP to (i) materially increase the benefits to participants, (ii) materially increase the number of securities that may be issued under the ESPP, or (iii) materially modify the eligibility requirements for participation in the ESPP. The Compensation Committee has the full authority and discretion to make, administer and interpret such rules and regulations, as it deems necessary to administer the ESPP (including rules and regulations deemed necessary in order to comply with the requirements of Section 423 of the Internal Revenue Code). The Compensation Committee is vested with full authority and discretion to make modifications to the eligibility requirements for participation in the ESPP from time to time that do not require stockholder approval to comply with the requirements of Section 423 of the Code, provided that all such modifications enable the ESPP to continue to satisfy the eligibility requirements of Section 423 of the Code and do not materially increase the cost of the ESPP to FTI.

Amendment or Termination.  Our Board of Directors may amend or terminate the ESPP at any time, subject to any requirement for stockholder approval. We will refund to each participant the amount of payroll deductions credited to his or her account as of the date of termination of the ESPP as soon as administratively feasible following the effective date of the termination. Unless we extend the ESPP, no offering periods will begin after December 31, 2006.

Tax Consequences

The following summarizes the federal income tax consequences of participation in the ESPP. The summary does not cover employment taxes except as specified and does not cover state, local or foreign tax consequences, if any.

Purchases of shares under the ESPP are intended to qualify for the favorable federal income tax treatment provided by an employee stock purchase plan that qualifies under Section 423 of the Internal Revenue Code. Deductions from an employee’s compensation will be made on a post-tax basis. In other words, the employee will be taxed on amounts deducted for the purchase of shares of our common stock as if he or she had instead received his or her full salary or wages. Other than this, no income will be taxable to an employee until the disposition of the shares acquired, and the method of taxation will depend on how long he or she held the shares before disposition.

If the purchased shares of common stock are disposed of more than two years after the beginning of the applicable offering period (July 1 or January 1) and more than one year after the exercise date or if the employee dies at any time while holding the stock, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition or death over the purchase price or (b) 15% of the fair market value of the stock as of the beginning of the applicable offering period will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Net long-term capital gains for individuals are currently subject to a maximum marginal federal income tax rate that is less than the maximum marginal rate for ordinary income.

If the employee sells or disposes of the stock before expiration of either of the holding periods described above (a disqualifying disposition), the excess of the fair market value of the stock on the exercise date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain on a sale will be treated as capital gain. Even if the stock is sold for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the employee, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on the purchase date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one year.

There are no federal income tax consequences to us by reason of the purchase of shares by participants under the ESPP. We are generally entitled to a deduction to the extent amounts are taxed as ordinary income to an employee by reason of a disqualifying disposition of the purchased shares of stock, but we are not entitled to a deduction in respect of any ordinary income realized by an employee upon a later disposition or upon death. Our deduction may be limited under Internal Revenue Code Section 162(m) and may be subject to disallowance for failure to report the participant’s income (which could arise if the participant does not notify us of the sale of stock in a disqualifying disposition).

New ESPP Benefits

Benefits to be awarded under the ESPP will be based on future participation in the ESPP by our employees. As a result, purchases under the ESPP cannot be determined at this time.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL 3. — RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP to serve as our independent auditors for the fiscal year ending December 31, 2005. The Board is seeking ratification of the appointment of Ernst & Young LLP. See “Auditor Services” for a description of the fees paid to Ernst & Young LLP for the fiscal years ended December 31, 2004 and December 31, 2003, and other matters relating to the procurement of services.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting. The Ernst & Young LLP representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders.

In accordance with SEC rules and regulations, in 2004 Ernst & Young LLP rotated the partner off the FTI account who had acted as the audit engagement partner for the five previous fiscal years.

Ernst & Young LLP has confirmed to the Audit Committee and us that it complies with all rules, standards and policies of the Public Company Accounting Oversight Board (PCAOB) and the SEC governing auditor independence.

The Board of Directors unanimously recommends that you vote FOR this proposal.

STOCK OWNERSHIP

There were 43,291,996 shares of our common stock issued and outstanding on March 16, 2005, the record date of the 2005 Annual Meeting of Stockholders. The following table shows the beneficial ownership of our common stock as of March 16, 2005 by: (1) each of the named executive officers, (2) other current officers and directors, (3) all of the current directors and officers as a group, and (4) beneficial owners of more than 5% of our outstanding shares of common stock.

Name of Beneficial Owner (1) (2)	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
Dennis J. Shaughnessy (3)	314,809	*
Jack B. Dunn, IV (4)	841,013	1.92
Dominic DiNapoli (5)	126,289	*
Theodore I. Pincus (6)	238,667	*
Barry S. Kaufman (7)	47,667	*
Charles Boryenace	—	—
Dianne R. Sagner (8)	3,611	*
Curt A. H. Jeschke, Jr.	—	—
Mark H. Berey	1,500	*
Denis J. Callaghan (9)	102,825	*
James A. Flick, Jr. (10)	235,019	*
Gerard E. Holthaus	—	—
Peter F. O’Malley (11)	112,500	*
George P. Stamas (12)	92,863	*
Stewart J. Kahn (13)	434,522	1.00
Royce & Associates, LLC 1414 Avenue of the Americas New York, New York 10019 (14)	2,738,800	6.33
Snyder Capital Management, L.P. 350 California Street Suite 1460 San Francisco, CA 94104 (15)	2,187,200	5.05
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202 (16)	2,150,650	4.97
Wachovia Corporation One Wachovia Center Charlotte, N.C. 28288 (17)	2,435,568	5.63
All directors and executive officers as a group (14 persons)	2,116,763	4.72

*	Less than 1%.

(1)	Unless otherwise specified, the address of these persons is c/o FTI Consulting, Inc., 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401.

(2)	We use the SEC’s definition of beneficial ownership. This means that the persons named in this table have sole or shared voting and/or investment power over the shares shown. Beneficial ownership also includes shares underlying options currently exercisable or exercisable within 60 days.

(3)	Includes 152,517 shares of restricted stock granted on October 20, 2004 that are subject to forfeiture until they vest, which will be in ten equal installments beginning on the first anniversary of the date of grant. Includes 156,667 shares of our common stock issuable upon exercise of stock options.

(4)	Includes 53,106 shares of restricted stock granted on September 23, 2004 that are subject to forfeiture until they vest, which will be in five equal installments beginning on the first anniversary of the date of grant. Includes 586,341 shares of common stock issuable upon the exercise of options, 18,000 shares of common stock over which Mr. Dunn and his spouse share voting and investment power, and 450 shares over which Mr. Dunn and his son share voting and investment power.

(5)	Includes 61,667 shares of our common stock issuable upon exercise of stock options and 27,638 shares of common stock that are restricted pursuant to Mr. DiNapoli’s employment agreement. All restricted shares become unrestricted on August 30, 2006. If Mr. DiNapoli were to terminate his employment with us prior to August 30, 2006, the restricted period for those restricted shares would be extended to eight years from the date of termination. On April 25, 2003, Mr. DiNapoli entered into a “zero-cost collar” arrangement with a securities broker pursuant to which he wrote a covered call option and purchased a put option with respect to 27,638 of the restricted shares of common stock. Only one of the options can be in the money on September 6, 2006, the expiration date, at which time the in-the-money option will be exercised (and settled in stock or cash), and the other option will expire. If neither option is in the money on the expiration date, both options will expire.

(6)	Includes 207,917 shares of our common stock issuable upon exercise of stock options.

(7)	Includes 41,667 shares of our common stock issuable upon exercise of stock options. Excludes 1,500 shares of our common stock held by the Marian D. Kaufman Trust over which Mr. Kaufman has no voting and investment power. Mr. Kaufman disclaims beneficial ownership of the shares held by the trust.

(8)	Includes 2,500 shares of our common stock issuable upon exercise of stock options.

(9)	Includes 90,000 shares of our common stock issuable upon exercise of stock options.

(10)	Includes 24,644 shares of our common stock over which Mr. Flick has sole voting and investment power and 208,125 shares of our common stock issuable upon exercise of stock options. Includes 2,250 shares of our common stock owned by Mr. Flick’s spouse.

(11)	Includes 7,500 shares of our common stock held by a corporation owned by Mr. O’Malley, over which Mr. O’Malley exercises sole voting and investment power, 15,000 shares of our common stock held by a trust, qualified under section 501(c)(3) of the Internal Revenue Code, over which Mr. O’Malley shares voting and investment power, and 90,000 shares of our common stock issuable upon exercise of stock options.

(12)	Includes 2,863 shares of our common stock over which Mr. Stamas and his spouse share voting and investment power and 90,000 shares of our common stock issuable upon exercise of stock options.

(13)	Mr. Kahn retired as our President and Chief Operating Officer and a director effective May 19, 2004. Mr. Kahn’s reported ownership of 129,944 shares of our common stock is based on his holdings as of May 19, 2004, the date as of which his insider status terminated. Includes 304,578 shares of our common stock issuable upon exercise of stock options.

(14)	Based on Schedule 13G filed on January 27, 2005. The reporting person reported sole voting and dispositive power with respect to 2,738,800 shares of common stock.

(15)	Based on Schedule 13G filed on February 10, 2005. The reporting person reported sole voting power with respect to 184,300 shares of common stock, shared voting power with respect to 2,002,900 shares of common stock and shared dispositive power with respect to 2,187,200 shares of common stock.

(16)	Based on Schedule 13G filed on February 10, 2005. The reporting person reported sole voting power with respect to 623,400 shares of common stock, shared voting power with respect to 1,527,250 shares of common stock and sole dispositive power with respect to 2,150,650 shares of common stock.

(17)	Based on Schedule 13G filed on February 3, 2005. The reporting person reported sole voting power with respect to 368,154 shares of common stock, shared voting power with respect to 2,059,425 shares of common stock, sole dispositive power with respect to 2,429,260 shares of common stock, and shared dispositive power with respect to 5,593 shares of common stock.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES

Directors

Our Board of Directors currently consists of eight directors. The Board has determined that the following five directors, including two of the nominees for Class III director, satisfy the independence requirements set forth in the Categorical Standards of Director Independence and Section 303A, as amended, of the NYSE corporate governance listing standards: Mark H. Berey, Denis J. Callaghan, Gerard E. Holthaus, Peter F. O’Malley and George P. Stamas. The Board has concluded that none of them have any material relationships with FTI that would cause them to be not independent.

Information about the nominees for Class III director and the other directors is set forth below:

Class III Director Nominees

Each of Mark H. Berey, Jack B. Dunn, IV and Gerard E. Holthaus is a current Class III director of FTI and was recommended for nomination by the Nominating and Corporate Governance Committee, and nominated by the full Board. See “Proposal 1 — Election of Three Class III Directors” and “Information About the Board of Directors and Committees — Nomination Process” in this Proxy Statement for additional information.

Name	Age	Director Since	Principal Occupation and Business Experience	Other Public Company Directorships
Mark H. Berey	53	2004
Since 2001, Mr. Berey has been Chief Financial Officer and a director of Avendra, LLC, a procurement company formed in 2001 to serve the hospitality industry in North America and the Caribbean. In 2004, Mr. Berey also assumed the position of Executive Vice President — Business Development with Avendra. From 2000 to 2001, he was Executive Vice President and Chief Financial Officer of Discovery.com. Prior to mid-2000, he was the Senior Vice President and Chief Financial Officer for Giant Food, Inc.

				None
Jack B. Dunn, IV	54	1992
Mr. Dunn has been our Chief Executive Officer since October 1995. In May 2004, he assumed the position of President, a position he also held from October 1995 to December 1998. He served as our Chairman of the Board from December 1998 to October 2004. From May 1994 to October 1995, he served as our Chief Operating Officer. Mr. Dunn is a limited partner of the Baltimore Orioles. Prior to joining us, he was a member of the Board of Directors and a Managing Director of Legg Mason Wood Walker, Incorporated and directed its Baltimore corporate finance and investment banking activities. Mr. Dunn is a Trustee of University of Maryland/Shock Trauma and the Gilman School.

Mr. Dunn is a director of Aether Systems, Inc. and a member of its Compensation Committee.

Mr. Dunn is a director of Pepco Holdings, Inc. and a member of its Corporate Governance/Nominating Committee and a member of its Finance Committee.

Name	Age	Director Since	Principal Occupation and Business Experience	Other Public Company Directorships

Class III Director Nominees (Continued)
Gerard E. Holthaus	55	2004
Since April 1997, Mr. Holthaus has been President and Chief Executive Officer of Williams Scotsman, Inc., the largest provider of mobile office space and modular buildings in the U.S. He was elected Chairman of the Board of Williams Scotsman in April 1999. From October 1995 to April 1997, he was its President and Chief Operating Officer. Prior to October 1995, he was its Executive Vice President and Chief Financial Officer. He is a Certified Public Accountant.
				Mr. Holthaus is a director and Chairman of the Board of Williams Scotsman, Inc.
Class I Directors
James A. Flick, Jr.	70	1992
Mr. Flick has been President and Chief Executive Officer of Winnow, Inc., a management consulting firm, since 1994. From 1994 to 2001, Mr. Flick was also Chairman, President and Chief Executive Officer of Dome Corporation, a real estate development and management services company. Mr. Flick is a Certified Public Accountant.
				Mr. Flick is a director and member of the Audit and Risk Committee and member of the Governance and Nominating Committee of Capital One Financial Corporation.
Peter F. O’Malley	65	1992
Mr. O’Malley is President of Aberdeen Creek Corporation, a privately held company engaged in investment, business consulting and development activities. He is a founder of, and since 1989 has been Of Counsel to, the law firm of O’Malley, Miles, Nylen & Gilmore.

Mr. O’Malley is a director and Chairman (Lead Independent Director) and member of the Nominating and Corporate Governance Committee and member of the Compensation and Human Resources Committee of Pepco Holdings, Inc.

Mr. O’Malley is a director of Legg Mason, Inc. and a member of its Compensation Committee.

Mr. O’Malley is a director of Legg Mason Trust fsb., a subsidiary of Legg Mason, Inc.

Name	Age	Director Since	Principal Occupation and Business Experience	Other Public Company Directorships
Class II Directors
Denis J. Callaghan	62	2000
Mr. Callaghan retired from Deutsche Bank Securities, Inc. in February 2000, where he was the Director of North American Equity Research. Prior to becoming Director of Equity Research in 1992, Mr. Callaghan was responsible for the Insurance and Financial Services Research Groups of Alex. Brown & Sons Incorporated.

				None
Dennis J. Shaughnessy	57	1992
Since October 2004, Mr. Shaughnessy has been the executive Chairman of the Board of Directors of FTI. From 1989 to October 2004, he was a General Partner of Grotech Capital Group, Inc., a private equity firm. He continues to be a non-voting special general partner of certain partnerships affiliated with Grotech Capital Group, Inc. Prior to becoming a General Partner of Grotech Capital Group in 1989, Mr. Shaughnessy was the Chief Executive Officer of CRI International, Inc.

				Mr. Shaughnessy is a director and a member of the Compensation Committee and Nominating Committee of TESSCO Technologies, Inc.
George P. Stamas	54	1992
Since 2002, Mr. Stamas has been a Partner of the international law firm of Kirkland & Ellis LLP. He is also a Venture Partner of New Enterprise Associates, a venture capital firm. From 1999 to January 2002, Mr. Stamas was Vice Chairman of the Board of Directors of Deutsche Bank Securities, Inc. He is a limited partner of the Baltimore Orioles, the Washington Capitals and the Washington Wizards.
				Mr. Stamas is a director and a member and Chairman of the Nominating and Corporate Governance Committee of Aether Systems, Inc.

Committees of the Board

During 2004, our Board of Directors had standing Audit, Nominating and Corporate Governance and Compensation Committees. Each of the Committees is comprised entirely of independent directors who meet the standards of independence under our Categorical Standards of Director Independence, and the applicable NYSE corporate governance listing standards, or otherwise qualify to continue to serve on such Committee pursuant to the applicable transition provision of the General Application section of Section 303A, as amended, of the NYSE corporate governance listing standards. The members of the Audit Committee also qualify as audit committee members pursuant to the rules of the SEC governing audit committee membership, including Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Flick, Berey, Holthaus and Callaghan qualify as “financial experts’ and are financially literate. Each member of the Compensation Committee qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986, as amended, and as a “non-employee director” under Rule 16b-3 under the Exchange Act.

The responsibilities and functions of the Audit, the Nominating and Corporate Governance and the Compensation Committees are delineated in their respective Charters, which are published on our website at www.fticonsulting.com. The Charter of the Audit Committee, the Charter of the Nominating and Corporate Governance Committee, and the Charter of the Compensation Committee are attached to this Proxy Statement as

Appendices B, C and D, respectively. The current members of each Committee, a description of the primary functions of each Committee, and the total number of regular and special meetings held by each Committee in 2004, are described below:

Name of Committee and Members	Function of the Committee	Total Number of Regular and Special Committee Meetings Held in 2004

Audit Committee: James A. Flick, Jr., Chair [1] Mark H. Berey [2] Denis J. Callaghan Gerard E. Holthaus [2]
• Selects, appoints and oversees, and approves fees of, our independent auditors
• Reviews and discusses the scope of the annual audit and our independent auditors’ written communications to the Audit Committee and management
• Oversees our financial reporting activities, including our annual audit and accounting standards and principles followed
• Approves audit and non-audit services by our independent auditors and approves and authorizes payment of applicable fees
• Reviews and discusses our periodic reports filed with the SEC
• Reviews and discusses our earnings press releases and communications with financial analysts and investors
• Reviews and oversees our internal system of audit, financial and disclosure controls
• Oversees our Whistleblower Policy and related reports
• Oversees and reviews employee conduct relating to compliance with our Policies on Ethics and Business Conduct and Conflicts of Interest and Policy Statement on Inside Information and Insider Trading
• Performs an annual self-evaluation of the Committee
• Reviews its Charter and recommends changes
• Prepares and issues Audit Committee Report in this Proxy Statement
		13

Compensation Committee: Mark H. Berey, Chair [3] Denis J. Callaghan [3] James A. Flick, Jr. [1] Peter J. O’Malley George P. Stamas [3]	• Reviews and recommends compensation of Chairman of the Board and CEO • Reviews and recommends compensation of other executive officers • Administers our equity based compensation and other benefit plans • Establishes performance criteria and oversees our performance-based incentive compensation plan	8

(1)	Pursuant to the applicable transition provision of the General Application section of Section 303A, as amended, of the NYSE corporate governance listing standards, James A. Flick, Jr. will resign his memberships on the Audit and Compensation Committees as of May 18, 2005.

(2)	Mark H. Berey and Gerard E. Holthaus have served on the Audit Committee since June 7, 2004.

(3)	Since October 27, 2004, Mark H. Berey has served as a member and Chair, and George P. Stamas has served as a member, of the Compensation Committee. Denis J. Callaghan acted as interim Chair of that Committee from September 15, 2004 to October 27, 2004. Prior to September 15, 2004, Dennis J. Shaughnessy served as Chair.

Name of Committee and Members	Function of the Committee	Total Number of Regular and Special Committee Meetings Held in 2004
Compensation Committee: (Continued)
•  Approves awards of stock options and other forms of equity-based compensation under our stock option and long-term incentive plans
•  Oversees non-employee director compensation
•  Oversees employment, consulting and other contracts or arrangements with present and former executive officers
•  With our Nominating and Corporate Governance Committee, evaluates performance of Chairman of the Board and CEO
•  Advises the Board on our other compensation programs
•  Performs an annual self-evaluation of the Committee
•  Reviews its Charter and recommends changes
•  Prepares and issues Compensation Committee Report in this Proxy Statement

Nominating and Corporate Governance Committee: Denis J. Callaghan, Chair [4] Mark H. Berey [5] Gerard E. Holthaus [5] Peter F. O’Malley [4]
•  Identifies, qualifies and recommends the slate of director nominees for election to our Board of Directors
•  Identifies, qualifies and recommends the slate of nominees for appointment to each of the Committees and as Chair of each Committee
•  Identifies, qualifies and recommends candidates to fill vacancies occurring between the annual stockholder meetings
•  Monitors compliance with, reviews and recommends changes to, our Corporate Governance Guidelines and the Committee Charters
•  Reviews and recommends changes to our other policies and practices relating to corporate governance and responsibility
•  Monitors, reviews and responds to stockholder communications with outside directors
•  Oversees the process for director education
•  Oversees the process for Board and Committee annual self-assessments
•  Oversees the process for Chairman of the Board and CEO evaluations, together with the Compensation Committee
•  Responsible for the process relating to succession planning for the Chairman of the Board, CEO and other executive officer positions
•  Performs an annual self-evaluation of the Committee
•  The Chair of the Nominating and Corporate Governance Committee is the Presiding Director
10

(4)	Denis J. Callaghan has served as Chair of the Nominating and Corporate Governance Committee since May 19, 2004. As Chair of that Committee he also serves as Presiding Director of the non-management directors. Peter F. O’Malley was Chair of the Nominating and Corporate Governanace Committee and Presiding Director until May 19, 2004.

(5)	Mark H. Berey and Gerard E. Holthaus have served on the Nominating and Corporate Governance Committee since October 27, 2004.

Director Attendance at Board and Committee Meetings

Our policy is that each director should attend at least 75% of the meetings of the Board and each Committee on which he serves, unless excused by the Board for reasons of serious illness or extreme hardship. During 2004, each director attended at least 75% of the regular and special meetings of the Board and each Committee held during the time period he served on the Board and such Committee. Board and Committee memberships changed during 2004. If a director did not serve on the Board or on a Committee for a full year, the footnotes to the table below describe the period during which he served. The table shows the number of regular and special meetings (including joint meetings) held by the Board and each Committee during 2004, the number of Board meetings attended during 2004 by each director while a director, and the number of Committee meetings attended during 2004 by each director while a member of a Committee. Each joint meeting of the Board and Committees has been counted as a separate meeting of the Board and the applicable Committee for purposes of presenting this information.

Name	Attendance at Board of Directors Meetings		Attendance at Audit Committee Meetings			Attendance at Compensation Committee Meetings		Attendance at Nominating and Corporate Governance Committee Meetings
	Regular	Special	Regular	Special	Regular	Special	Regular	Special
Dennis J. Shaughnessy [1]	8	6	6	3	5	0	6	0
Jack B. Dunn, IV	8	7
Mark H. Berey [2]	3	1	3	3	1	0	1	1
Denis J. Callaghan	8	7	8	5	6	2	8	2
James A. Flick, Jr.	8	7	8	5	6	2
Gerard E. Holthaus [3]	3	1	3	4			1	1
Peter F. O’Malley [4]	8	7	5	1	6	2	8	2
George P. Stamas [5]	8	7			1	0
Total Meetings in 2004	8	7	8	5	6	2	8	2

(1)	Dennis J. Shaughnessy served as a member of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee until September 17, 2004. He served as Chair of the Compensation Committee until September 15, 2004. This table reflects Mr. Shaughnessy’s attendance at Committee meetings while he was a member. It does not reflect Mr. Shaughnessy’s attendance at the special meeting of the Compensation Committee held on September 15, 2004 and the joint special meeting of the Board and the Compensation Committee held on September 17, 2004, at which his proposed employment with FTI was discussed. Although he was present at the start of both meetings for purposes of determining whether a quorum was present, he left each meeting and excused himself from all deliberations. While an independent director, Mr. Shaughnessy attended all meetings of the Board and each Committee on which he was member.

(2)	Mark H. Berey has been a director since June 7, 2004. He has been a member of the Audit Committee since June 7, 2004. Mr. Berey has been a member and Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee since October 27, 2004. Mr. Berey has attended all meetings of the Board and each Committee on which he is a member since being appointed as a director and a member of such Committee.

(3)	Gerard E. Holthaus has been a director since June 7, 2004. He has been a member of the Audit Committee since June 7, 2004. Mr. Holthaus has been a member of the Nominating and Corporate Governance Committee since October 27, 2004. Mr. Holthaus has attended all meetings of the Board and each Committee on which he is a member since being appointed as a director and a member of such Committee.

(4)	Peter F. O’Malley served as a member of the Audit Committee and as Chair of the Nominating and Corporate Governance Committee until May 19, 2004. Mr. O’Malley attended all meetings of the Audit Committee held while he was a member.

(5)	George P. Stamas has served on the Compensation Committee since October 27, 2004. Mr. Stamas has attended all meetings of the Compensation Committee since he has been appointed as a member.

Director Attendance at Other Meetings

Non-management directors met in sessions without management eight times during 2004. Each of the non-management directors attended 100% of the closed sessions without management. Independent directors met once in 2004. Every independent director attended that meeting. Beginning with the 2005 Annual Meeting of Stockholders, the Board expects that all members attend the Company’s annual stockholder meeting, providing the stockholders with access to the Board members. All but one director attended the 2004 Annual Meeting of Stockholders.

Nomination Process

FTI has a standing Nominating and Corporate Governance Committee which has been chartered with the responsibility for developing the criteria for identifying, recruiting, evaluating and qualifying candidates for election or appointment as directors and as members (and chairs) of the Committees of the Board, and recommending potential nominees to the Board. This Committee currently has four members, Denis J. Callaghan (Chair), Mark H. Berey, Gerard E. Holthaus and Peter F. O’Malley. The Nominating and Corporate Governance Committee consists of only non-employee directors, who qualify as independent directors under the Categorical Standards of Director Independence and the independence standards established under Section 303A, as amended, of the NYSE corporate governance listing standards. The Board has affirmatively concluded that none of the members of the Nominating and Corporate Governance Committee has material relationships or conflicts of interest with FTI and has not identified any other disqualifying factors. The Nominating and Corporate Governance Committee operates under a written Charter, last amended and restated as of September 17, 2004, which has been approved by the Board of Directors and adopted by that Committee. A copy of the amended and restated Charter of the Nominating and Corporate Governance Committee is available on FTI’s website at www.fticonsulting.com. It has been filed as an exhibit to FTI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 15, 2005 and is attached to this Proxy Statement as Appendix C. The sections of this Proxy Statement titled “Information About the Board of Directors and Committees — Committees of the Board” and “Corporate Governance” provide additional information about the determinations of director independence.

Identification and Nomination of Candidates to Fill 2004 Vacancies on the Board.  At the Board’s Annual Meeting held on May 19, 2004, Stewart J. Kahn announced his resignation as a director of FTI to pursue other interests. The Nominating and Corporate Governance Committee conducted a search to identify possible candidates to fill the vacancies on our Board created by the resignation of Mr. Kahn and the Board’s decision at that time to increase the size of the Board from seven to eight directors by soliciting recommendations from all directors. Certain of the independent directors suggested Mark H. Berey and Gerard E. Holthaus as well as others as possible candidates for director. The then Chair of the Nominating and Corporate Governance Committee with the assistance of other directors, including management directors, contacted and interviewed certain suggested nominees, including Messrs. Berey and Holthaus, based on the Nominating and Corporate Governance Committee’s preliminary review of their credentials. At the conclusion of the discussion or interview process, the Nominating and Corporate Governance Committee identified and qualified Messrs. Berey and Holthaus as candidates for membership on the Board. The Nominating and Corporate Governance Committee considered many factors, including, Mr. Berey’s and Mr. Holthaus’ independence and qualifications to join the Audit Committee of the Board. Both of them meet FTI’s Categorical Standards of Director Independence and the independence standards promulgated by the NYSE under Section 303A, as amended, for independent director and audit committee membership. Both of them qualify as audit committee members under Rule 10A-3 promulgated by the SEC under the Exchange Act and as “audit committee financial experts” as that term has been defined by the SEC. Other qualifications that the Nominating and Corporate Governance Committee and the Board considered, include Mr. Berey’s and Mr. Holthaus’: entrepreneurial spirit, public company employment experience, public company board or equivalent board experience, general business experience, reputation and acumen, and their willingness to devote the time to and serve on the Board and its Committees. The Nominating and Corporate Governance Committee did not use any outside search firms to identify candidates to fill those vacancies on the Board. Upon the recommendation of the Nominating and Corporate Governance Committee, as of June 7, 2004, the Board appointed Messrs. Berey and Holthaus as directors of the Company to fill the vacancies on the Board and as members of the Audit Committee. On October 27, 2004, Mr. Berey was appointed Chair and a member of the Compensation Committee and he and Mr. Holthaus were appointed as members of the Nominating and Corporate Governance Committee. In accordance with our By-Laws and the Maryland General Corporation Law, the directors classified Messrs. Berey and Holthaus as Class III directors to stand for reelection at our 2005 Annual Meeting of Stockholders (the first annual meeting held following their appointment as directors by the Board).

Identification and Nomination of Candidates as Class III Directors for Election at 2005 Annual Meeting of Stockholders.  Each year the Nominating and Corporate Governance Committee reviews our Categorical Standards of Director Independence and applicable NYSE and SEC governance rules, and works with the Board to develop the education, credentials and characteristics required of Board and Committee nominees in light of current Board and Committee composition, FTI’s business, operations and long and short term plans, applicable legal and listing requirements, and other factors they consider relevant. The Nominating and Corporate Governance Committee evaluates existing directors for reelection each year as if they were new candidates. The Committee may identify other candidates, if necessary, through recommendations from FTI’s directors, management, employees, the stockholder nomination process, or outside consultants. The Nominating and Corporate Governance Committee will review candidates in the same manner regardless of the source of the recommendation. The Nominating and Corporate Governance Committee is authorized, in its sole discretion, to engage outside search firms and consultants to assist with the process of identifying and qualifying candidates, and has sole authority to negotiate the fees and terms of such retention.

In addition to the Categorical Standards of Director Independence and applicable NYSE and SEC independence standards, the Committee took into account such other factors, as it considered appropriate, in evaluating candidates for nomination as Class III directors in 2005, including:

(1)	demonstrated strength of character and integrity, credibility and sound judgment;

(2)	managerial experience in a relatively complex organization or experience dealing with complex problems;

(3)	sufficient time to devote to the affairs of FTI;

(4)	public company board or equivalent experience, as well as the number of boards of other public companies on which such candidate sits, which may not exceed three;

(5)	senior management responsibility for broad areas of FTI’s business or functional groups if the candidate is an employee;

(6)	candidates for membership on the Audit Committee must satisfy the qualification standards of Rule 10A-3 under the Exchange Act, must qualify as either a “financial expert” or as financially literate as described in applicable listing standards, legislation and Audit Committee guidelines, and must not be a member of the audit committee of more than two other public companies;

(7)	candidates for the Compensation Committee must satisfy the definitions of “non-employee director” under Rule 16b-3 of the Exchange Act, and “outside director” under Section 162(m) of the Code;

(8)	the extent to which the candidate would fill a present need on the Board; and

(9)	any other factors related to the ability and willingness of a candidate to serve, or an existing member of the Board to continue his service.

On February 15, 2005, the Nominating and Corporate Governance Committee unanimously recommended to the Board that the following individuals be nominated for election as Class III directors at the 2005 Annual Meeting: Mark H. Berey, Jack B. Dunn, IV and Gerard E. Holthaus. Based upon that recommendation, on February 15, 2005, our Board of Directors nominated Messrs. Berey, Dunn and Holthaus to stand for election to our Board as Class III directors. Each nominee, if elected, will serve for a three-year term, or until his replacement is chosen and qualifies.

Stockholder Nominees for Director

We did not receive any notices of stockholder nominees for director prior to the deadline for 2005 nominations described in our 2004 Proxy Statement. Under our By-Laws, nominations for director may be made by a stockholder of record who delivers notice along with the additional information and materials required by our By-Laws and who is a stockholder of record on the date of the annual meeting. Under our By-Laws a stockholder must deliver notice of nominees for director to our corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made.

For the annual meeting of stockholders in 2006, we must receive this notice no earlier than December 8, 2005 and no later than January 7, 2006. You may obtain a copy of our By-Laws by writing to our corporate Secretary, c/o FTI Consulting, Inc., 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401. FTI filed a copy of its By-Laws with the SEC on November 9, 2004 as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

Communications with Non-Management Directors

FTI’s Whistleblower Policy covers communications with the non-management directors. The Whistleblower Policy can be found on our website at www.fticonsulting.com. Stockholders, employees and other interested persons can communicate with an individual director, the Chair of the Audit Committee, the Presiding Director or the non-management directors as a group, using the EthicsPoint system, which allows interested persons to place confidential and anonymous reports by either telephone or the Internet, without divulging their names or other personal information. The reporting web site can be accessed from any Internet-enabled computer at www.ethicspoint.com. Telephone reports can be placed by calling 1.866.294.3576. EthicsPoint will send reports to designated recipients within FTI, which includes our General Counsel, Associate General Counsel, and Executive Vice President — Chief Risk Management Officer. If interested persons do not feel comfortable using the EthicsPoint system, they may communicate with non-management directors by telephone to our General Counsel at 410-224-8770, by mail to FTI Consulting, Inc., 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401, or by e-mail to dianne.sagner@fticonsulting.com. Interested persons may also use our internal hotlines at 866-254-4330 and hotline@fticonsulting.com. The designated recipients will forward interested party communications, depending upon the subject matter, to the Chair of the Audit Committee, the Presiding Director, or other appropriate person who is responsible for ensuring that the interested persons’ concerns are investigated and appropriately addressed. The designated recipients of the reports will not filter the communications. Communications to non-management directors relating to our business will be retained for seven-years.

CORPORATE GOVERNANCE

Governance Principles

We have long believed that sound principles of corporate governance are required to build stockholder value. Our corporate governance materials, including Corporate Governance Guidelines, Categorical Standards of Director Independence, Policy on Ethics and Business Conduct, Policy on Conflicts of Interest, Policy Statement on Inside Information and Insider Trading, Policy on Disclosure Controls, Whistleblower Policy, and Committee Charters, are published in the governance section of our website at www.fticonsulting.com. We filed the latest amended and restated versions of our corporate governance documents and Committee Charters with the SEC on March 15, 2005 as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2004. Copies of the Charters of the Audit, Nominating and Corporate Governance and Compensation Committees are also attached to this Proxy Statement as Appendices B, C and D, respectively. We filed the Policy on Ethics and Business Conduct with the SEC on September 23, 2004 as an exhibit to our Current Report on Form 8-K dated September 17, 2004.

The Nominating and Corporate Governance Committee regularly reviews corporate governance developments and recommends modifications for adoption by the Board and the Committees as appropriate, to enhance our corporate governance policies and practices and to comply with laws and rules of the SEC, the NYSE or other governmental or applicable regulatory authorities. We will provide printed copies of the corporate governance documents, including, without limitation, the Charters of the Committees, the Corporate Governance Guidelines and the Policy on Ethics and Business Conduct, to any person, without charge, upon request to Joanne F. Catanese, Associate General Counsel and Secretary, FTI Consulting, Inc., 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401, Telephone No. (410) 224-8770.

Director Independence

For a director to be considered independent, the Board must affirmatively determine that the director does not have any direct or indirect material relationship with us or our subsidiaries, and is not otherwise automatically disqualified by the NYSE independence standards. The Board has established Categorical Standards of Director Independence, which recognize that a director is “independent” if he or she does not have a material relationship with the Company (directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). In connection with, and to assist in making, that determination, the Categorical Standards of Director Independence require the Board to consider whether a director meets the following categorical standards: (i) during the past three years, FTI has not employed the director and has not employed (except in a non-officer capacity) any of his immediate family members (as defined under Section 303A, as amended, of the NYSE corporate governance listing standards); (ii) the director has not been affiliated with or employed by, and none of his immediate family members has been affiliated with or employed in a professional capacity by, FTI’s present or former internal or external auditors; provided, that, such restriction shall not apply if three years have passed since the end of the auditing relationship; (iii) during the past three years, neither the director nor any of his immediate family members has been employed as an executive officer of another company where any of FTI’s present executives serve on such other company’s compensation committee; (iv) during the past three years, neither the director nor any of his immediate family members has received more than $100,000 per year in direct compensation from FTI, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service); (v) the director has not served as an executive officer or employee, and none of his immediate family members has served as an executive officer, of a company that makes payments to, or receives payments from, FTI for property or services in an amount which, in any single fiscal year, exceeds the greater of $1.0 million or 2% of such other company’s consolidated gross revenues; provided, that, such restriction shall not apply if three years have passed since such payments fell below the threshold; (vi) the director is not an employee, officer, director or trustee of a foundation, university or other non-profit organization to which FTI gives directly, or indirectly through the provision of services, more than the greater of $1 million or 2% of the organization’s consolidated gross revenues in any fiscal year; provided, that, such restriction shall not apply if three years have passed since such charitable contributions by FTI fell below the threshold; and (vii) considering all facts and circumstances that the Board determines are relevant, the director does not have a material relationship with FTI.

The Board of Directors has determined that its following members are independent constituting a majority of the members of the Board: Mark H. Berey, Denis J. Callaghan, Gerard E. Holthaus, Peter F. O’Malley and George P. Stamas. The Board has determined that each of them qualifies as independent under the Categorical Standards of Director Independence adopted by the Board and Section 303A, as amended, of the NYSE corporate governance listing standards and is free of any material relationship or conflicts of interest with us and our subsidiaries that would render him not independent. In 2004 and during the preceding three years, FTI has not made charitable contributions to any organization in which a director serves as an employee, officer, director or trustee, which in any single year, exceeded the greater of $1.0 million or 2% of such organizations gross revenues. Because we are in the business of providing forensic and litigation consulting and technology services, corporate finance/restructuring services, and economic consulting services, to a wide range of law firms, companies and other third parties; from time to time, we have been engaged to, directly or indirectly, provide services to, or in connection with matters that involve, persons or entities with whom our non-management directors are employed, are affiliated or otherwise have a relationship. In determining a director’s independence, the Board has considered various relationships between FTI and its subsidiaries and the directors or members of their immediate family and the organizations for whom they work, as follows: Mr. Stamas is a partner of Kirkland & Ellis LLP, a large international law firm that engages us to provide services to its clients, in the normal course of business. In addition, we have engaged that law firm to provide legal services to us in its normal course of business. We have also considered any disagreements involving our services. In reaching the conclusion that the transactions with that law firm are not material to Mr. Stamas’ independence, the Board has considered that in substantially all cases we have been engaged by such law firm on behalf and for the benefit of its third party clients, those clients are ultimately responsible for paying our fees, the aggregate amount paid to or by us in 2004 and each of the preceding three years does not exceed 2% of such law firm’s gross revenues for each such year (based on information available from public sources), and Mr. Stamas has not directly worked on such transactions. Mr. Flick is a non-management director but does not qualify as independent under the NYSE corporate governance standards because his daughter-in-law is employed part-time in a non-partner capacity as an audit manager with Ernst & Young LLP, even though she has never worked on our audit or any other FTI matter, and does not hold a partnership interest in Ernst & Young LLP. Mr. Flick will continue to serve as Chair and a member of the Audit Committee and a member of the Compensation Committee pursuant to the applicable transition provision of the General Application section of Section 303A, as amended, of the NYSE corporate governance listing standards until May 18, 2005. The Board has concluded that Mr. Flick’s tenure on our Board and vast knowledge of our Company and accounting and auditing issues in general necessitate his remaining on the Audit and Compensation Committee through the transition period. Ernst & Young LLP has concluded that its employment of Mr. Flick’s daughter-in-law does not adversely affect Ernst & Young’s independence. We have concluded that it does not give rise to any relationship issues.

Presiding Director

Our non-management directors regularly meet in closed (executive) sessions without the presence of management at least four times a year. During 2005, our independent directors will also meet in closed (executive) session at least once a year. The Chair of the Nominating and Corporate Governance Committee will act as Presiding Director at meetings of the non-management and independent directors. The current Chair of the Nominating and Corporate Governance Committee is Denis J. Callaghan, who will act as the Presiding Director until his successor has been appointed and qualifies. The Nominating and Corporate Governance Committee recommends the candidates for membership and as Chairs of the Committees, including “Chair” of the Nominating and Corporate Governance Committee, to the Board who elects the Chairs and members of the Committees annually.

Code of Conduct

The written Policy on Ethics and Business Conduct (the “Code of Ethics” and together with the Policy on Conflicts of Interest, the “Ethics Policy”) reflects our longstanding policies. The Ethics Policy applies to our Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Corporate Controller and other financial professionals as well as our Chief Operating Officer and other officers, directors, employees and independent contractors. We require that they avoid conflicts of interest, comply with applicable laws and other legal requirements, protect company assets, and conduct business in an honest and ethical manner, and otherwise act with integrity, in our best interest, and in accordance with the Ethics Policy. The Ethics Policy prohibits insiders from knowingly taking advantage of corporate opportunities for personal benefit, and taking unfair advantage of our business associates, competitors and employees through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other practice of unfair dealing. The Policy Statement on Inside Information and Insider Trading prohibits insider trading and the disclosure of proprietary information. The Code of Ethics is publicly available on our website at www.fticonsulting.com. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or corporate Controller and any of our other financial professionals or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report filed with the SEC on Form 8-K.

Compensation of Non-Employee Directors

We reimburse the directors for their out-of-pocket expenses incurred in the performance of their duties as our directors. We do not pay fees to the directors for attendance at Board and Committee meetings. Non-employee directors are eligible to receive options to acquire shares of our common stock under our 2004 Long-Term Incentive Plan, as amended. When a non-employee director joins our Board of Directors and every three years thereafter that he remains as a non-employee director, he receives an automatic grant of a nonstatutory option exercisable for 135,000 shares of common stock, at the fair market value of our common stock on the date of grant. Options become exercisable in three equal annual installments beginning on the first anniversary date of the date of grant so long as the director continues to provide services as a director, and have a term of ten years. The options will become fully vested and exercisable upon the director’s death, disability, or attainment of age 70. As of the date of the director’s resignation or failure to be reelected as a director, the options will be forfeited to the extent unvested, and remain exercisable, to the extent vested, for the remainder of their respective term.

As of March 16, 2005, there were outstanding 928,125 nonstatutory stock options awarded to non-employee directors, 478,125 of which were exercisable on such date. In 2004, each of Messrs. Berey and Holthaus received an option exercisable for 135,000 shares of our common stock upon his joining our Board with an exercise price equal to the closing price of common stock on the NYSE on June 7, 2004. The options vest in three equal installments beginning on the first anniversary of the date of grant. In June 2005, each of Messrs. Flick, O’Malley and Stamas would be entitled to receive a stock option award exercisable for 135,000 shares of common stock under the 2004 Plan at and valued on his anniversary date, provided that he is a non-employee director on that date. Any options awarded to Mr. Flick in June 2005 and thereafter will immediately vest in full as he has attained age 70.

EXECUTIVE OFFICERS AND COMPENSATION

We have set forth below information about each of our executive officers who is not also a director.

Name	Age	Officer Since	Principal Business Experience for Past Five Years
Dominic DiNapoli	49	2004
Mr. DiNapoli has been an Executive Vice President and our Chief Operating Officer since February 2004. From August 2002 to February 2004, Mr. DiNapoli was a Senior Managing Director in our corporate finance/restructuring practice. From 1998 to 2002, Mr. DiNapoli was Managing Partner of PricewaterhouseCoopers LLP’s U.S. business recovery services (BRS) practice.

Theodore I. Pincus	61	1999
Mr. Pincus has been an Executive Vice President and our Chief Financial Officer since April 1999. Prior to joining us, Mr. Pincus was Executive Vice President and Chief Financial Officer of Nitinol Medical Technologies from May 1995 to March 1999. He was President of the Pincus Group, a financial consulting firm, from December 1989 to May 1995.

Barry S. Kaufman	57	2002
Mr. Kaufman has been an Executive Vice President and our Chief Risk Management Officer since March 2004. From July 2002 to March 2004, Mr. Kaufman was our Vice President of Operations. Prior to joining us, Mr. Kaufman was a director and subsequently a partner with Arthur Andersen’s Strategy and Technology practice from February 1998 to June 2002. From August 1997 to February 1998, he was President of his own consulting firm, KTFB. From March 1993 to July 1997, Mr. Kaufman served as a director of Kahn Consulting, Inc., which we acquired in September 1998.

Dianne R. Sagner	58	2002
Ms. Sagner has been a Vice President and our General Counsel since December 2002. Until May 2004, she was also Secretary of FTI. From March 2000 to June 2002, Ms. Sagner was General Counsel and Secretary of OAO Technology Solutions, Inc. From March 1999 to December 2000, she was Corporate Counsel of GSE Systems, Inc. From May 1995 to December 1998, Ms. Sagner was General Counsel and Secretary of Peak Technologies Group, Inc.

Charles Boryenace	54	2004
Mr. Boryenace assumed the duties as our Interim Controller and acting principal accounting officer in November 2004. From May 2004 to November 2004, he was our Vice President — Financial Planning and Analysis, a title he continues to hold today. From February 2002 to May 2004, he was a Managing Director of our Policano & Manzo subsidiary, which we acquired in February 2002. Prior to February 2002, Mr. Boryenace was a consultant to Policano & Manzo.

Curt A.H. Jeschke, Jr.	54	2004
In May 2004, Mr. Jeschke joined us as Vice President — Internal Audit. From November 1998 through June 2003, he was Senior Vice President and Chief Financial Officer of Renaissance Aircraft LLC, a manufacturer of general aviation aircraft. He managed his family’s real estate business from July 2003 to May 2004.

Our executive officers are appointed by the Board of Directors, and they serve at the pleasure of our Board, subject to the terms of written employment agreements that we have with some of them.

Summary Compensation Table

We have set forth below information concerning the cash and non-cash compensation earned by our President and Chief Executive Officer, the four other most highly compensated persons who were serving as our executive officers on December 31, 2004, and one additional person who would have been most highly compensated but for the fact that he was not serving as an executive officer at the end of 2004.

Annual Compensation						Long Term Compensation Awards			Payouts
(a)	(b)	(c)		(d)	(e)	(f)		(g)	(h)	(i)
Name and Principal Position	Year	Salary ($) (1)		Bonus ($) (2)	Other Annual Compen- sation ($) (3)	Restricted Stock Awards(s) ($)		Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($) (4)
Dennis J. Shaughnessy, Chairman of the Board	2004	192,308	(5)	—	854	3,000,000	(6)	200,000 (6)	—	10,708

Jack B. Dunn, IV, President and Chief Executive Officer	2004	1,000,000		—	15,873 (7)	1,000,000	(8)	90,000	—	6,150
	2003	1,000,000		600,000	3,436	—		90,000	—	6,743
	2002	900,000		1,625,000	4,105	—		150,000	—	6,664

Dominic DiNapoli, Executive Vice President and Chief Operating Officer	2004	2,000,000		500,000	4,473	—		50,000	—	34,063	(9)
Theodore I. Pincus Executive Vice President and Chief Financial Officer	2004	500,000		100,000	6,090	—		50,000	—	8,225	(10)
	2003	500,000		400,000	4,763	—		—	—	10,071
	2002	400,000		620,000	3,249	—		45,000	—	9,305

Barry S. Kaufman Executive Vice President — Chief Risk Management Officer
	2004	500,000		125,000	6,802	—		50,000	—	6,150
	2003	500,000		250,000	—	—		—	—	7,290
	2002	250,000		50,000	—	—		25,000	—	6,595

Stewart J. Kahn, Retired President and Chief Operating Officer	2004	384,616	(11)	—	8,354	—		—	—	358,073	(12)
	2003	1,000,000		600,000	7,242	—		—	—	7,340
	2002	900,000		1,625,000	3,179	—		90,000	—	7,389

(1)	Includes annual base salary, including amounts earned but deferred at the election of the executive officer, such as salary deferrals under our 401(k) Plan.

(2)	For purposes of this table, bonuses have been reported in the fiscal year earned.

(3)	These amounts represent the payment of automobile expenses on behalf of the named executive officers. In addition, Mr. Dunn and a non-executive are currently the designated members under a corporate golf club membership, the cost of which for 2004 is reflected in this column. In all cases these perquisites and other personal benefits amount in the aggregate to the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officer in columns (c) and (d).

(4)	These amounts represent our payment of matching and discretionary contributions to our 401(k) Plan. For 2003 and 2002, these amounts also include payments of life insurance premiums. For 2004, life insurance payments have been omitted as such benefits are identical to those offered to all salaried employees and do not discriminate in favor of executive officers. 401(k) contributions for 2004 for Messrs. Shaughnessy, Dunn, DiNapoli, Pincus, Kaufman and Kahn were $0.00, $6,150, $6,150, $6,150, $6,150 and $6,150, respectively. For 2004, includes $10,708 paid on behalf of Mr. Shaughnessy for legal services incurred by him in connection with the negotiation of his employment agreement in 2004.

(5)	Dennis J. Shaughnessy was appointed as our executive Chairman of the Board on October 18, 2004. Under his employment agreement, his base annual salary for 2004 is $1,000,000. The amount shown in the table represents the amount actually paid to him as base salary for the period October 18, 2004 through December 31, 2004.

(6)	In connection with his employment, Mr. Shaughnessy was awarded restricted stock under our 2004 Long-Term Incentive Plan, as amended, valued at $3.0 million at the grant date of October 18, 2004, equating to 152,517 whole shares based on the closing price of a share of our common stock on the NYSE on that date. The restricted shares vest in ten equal annual installments beginning one year from the date of grant. As of December 31, 2004, those shares were valued at approximately $3.2 million, based on a market value of $21.07 per share (the closing price of a share of our common stock on the NYSE on that date). We have never paid dividends on our common stock but Mr. Shaughnessy would be entitled to receive such dividends on account of the restricted stock if and when authorized, declared and paid. As of October 18, 2004, he was also awarded an option exercisable for 200,000 shares of our common stock at an exercise price equal to the closing price of a share of our common stock on the NYSE on that date, or $19.67 per share, which option vests in three equal annual installments beginning on the date of grant. Mr. Shaughnessy’s employment agreement, including compensation arrangements, is described under “Executive Officers and Compensation — Employment Arrangements.”

(7)	Includes $11,000 for the cost of a corporate golf club membership. Mr. Dunn and a non-executive are currently the designated members.

(8)	In connection with the amendment of Mr. Dunn’s employment agreement, he was awarded restricted stock under our 2004 Long-Term Incentive Plan, as amended, valued at $1.0 million at the grant date of September 23, 2004, equating to 53,106 whole shares based on the closing price of a share of our common stock on the NYSE on that date, which vest in five equal annual installments beginning one year from the date of grant. As of December 31, 2004, those shares were valued at approximately $1.1 million, based on a market value of $21.07 per share (the closing price of a share of our common stock on the NYSE on that date). We have never paid dividends on our common stock but Mr. Dunn would be entitled to receive such dividends on account of the restricted stock if and when authorized, declared and paid. Mr. Dunn’s employment agreement, as amended, including compensation arrangements, is described under “Executive Officers and Compensation — Employment Arrangements.”

(9)	Dominic DiNapoli was appointed our Executive Vice President and Chief Operating Officer in February 2004. He joined FTI from the business recovery services (BRS) business of PricewaterhouseCoopers LLP, which was acquired by FTI in August 2002. In connection with that acquisition, Mr. DiNapoli received shares of FTI common stock that are restricted under the terms of his employment agreement. FTI granted the former BRS partners who joined FTI, contractual protection against a decline in the value of their restricted shares during the four-year restricted period if the market price falls below $18.89 per share. $27,913 included in the above table relates to his contractual stock price protection. All restricted shares become unrestricted on August 30, 2006. If Mr. DiNapoli were to terminate his employment with us prior to August 30, 2006, the restricted period for his restricted shares would be extended to eight years from the date of termination.

(10)	Includes premium payments for 2004, 2003 and 2002 for the following insurance benefits that are not provided to other executive officers or employees in general: approximately $795 for additional liability coverage and $1,220 for additional long-term disability coverage.

(11)	Mr. Kahn retired as our President and Chief Operating Officer and as a director effective May 19, 2004. The amount shown represents the base salary paid to him for the period January 1, 2004 through May 19, 2004.

(12)	Pursuant to Mr. Kahn’s employment agreement, following his retirement he became an advisor to our CEO for which he receives an annualized transition payment of $500,000. For the period May 19, 2004 through December 31, 2004, we paid Mr. Kahn $351,923 of his annualized transition payment.

Equity Compensation Plans

Option Grants in Last Fiscal Year.  The following table sets forth the options granted to our named officers during 2004:

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Number of Securities Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price ($) (#/Sh) (1)	Expiration Date	5% ($) (2)	10% ($) (2)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
Dennis J. Shaughnessy (3)	200,000	18.96%	19.67	10.18.14	2,473,643	6,268,452
Jack B. Dunn, IV (4)	22,500	2.13%	17.91	02.19.14	193,729	547,237
	22,500	2.13%	17.73	04.29.14	191,469	541,119
	22,500	2.13%	18.48	07.29.14	199,881	564,507
	22,500	2.13%	21.00	10.28.14	227,104	641,432
Dominic DiNapoli (5)	50,000	4.74%	16.59	03.12.14	513,434	1,308,762
Theodore I. Pincus (5)	50,000	4.74%	16.59	03.12.14	513,434	1,308,762
Barry S. Kaufman (5)	50,000	4.74%	16.59	03.12.14	513,434	1,308,762
Stewart J. Kahn	—	—	—	—	—	—

(1)	All options were granted at exercise prices equal to or above the fair market value of a share of our common stock as of the date of grant.

(2)	The dollar amounts are the result of calculations at assumed 5% and 10% compounded rates of stock appreciation from the date of grant to the expiration date of the options. The potential realizable value is reported net of the option price but before income taxes associated with exercise. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of our stock price. No gain to the optionees is possible without an increase in stock price.

(3)	As of October 18, 2004, Mr. Shaughnessy was awarded an option exercisable for 200,000 shares of common stock at an exercise price equal to the closing price of a share of our common stock on the NYSE on that date, which option vests in three equal annual installments beginning on the date of grant.

(4)	Since 1996, Mr. Dunn has received a quarterly standing grant of stock options as authorized by the Compensation Committee pursuant to the terms of our equity-based plans in effect from time to time. Mr. Dunn continues to receive standing grants as part of his equity compensation. Each quarterly grant is currently for 22,500 shares of our common stock (which number may be adjusted pursuant to the applicable plan terms in effect from time to time) awarded as of the day following each quarterly earnings release. Each grant of options has been made at an exercise price 10% higher than the fair market value of a share of common stock on the date of grant. Each option will become fully exercisable upon an increase of 25% in the market value of a share of common stock but not earlier than one year after the date of grant, and will become exercisable eight years from the date of grant if the market value does not reach the target value.

(5)	As of March 12, 2004, Messrs. DiNapoli, Pincus and Kaufman were each awarded an option exercisable for 50,000 shares of common stock at an exercise price equal to the closing price of a share of common stock on the NYSE on that date, which vest in three equal annual installments beginning one year from the date of grant.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Values of Options.  The following table sets forth information about outstanding options held by the named officers as of December 31, 2004:

(a)	(b)	(c)	(d)		(e)
			Number of Securities Underlying Unexercised Options Held at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End ($) (1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis J. Shaughnessy	—	—	156,667	178,333	93,334	186,666
Jack B. Dunn, IV	8,090	58,005	563,841	225,000	4,073,534	247,275
Dominic DiNapoli	—	—	45,000	72,500	0.00	224,000
Theodore I. Pincus	—	—	191,250	50,000	1,290,413	224,000
Barry S. Kaufman	—	—	25,000	62,500	0.00	224,000
Stewart J. Kahn	—	—	304,576	0	1,665,524	0.00

(1)	The value of the in-the-money options is based on the market price of a share of our common stock on December 31, 2004, which was $21.07 per share, less the total exercise price and multiplied by the total number of shares underlying the options.

Employment Arrangements

Dennis J. Shaughnessy.  We entered into an employment agreement with Dennis J. Shaughnessy as of September 20, 2004, with an effective date of October 18, 2004. Mr. Shaughnessy’s employment agreement provides that he will serve as our full-time Chairman of the Board of Directors, which is an executive officer’s position, reporting to the Board and our CEO. Mr. Shaughnessy is currently a director of FTI and will continue to serve in that capacity as a management director.

In consideration for Mr. Shaughnessy’s services, he will receive an annual base salary of $1,000,000 for 2004, and will be entitled to participate in FTI’s incentive compensation and other bonus plans adopted by the Board of Directors and Compensation Committee and in FTI’s health, pension and other benefit plans. Mr. Shaughnessy’s annual salary is subject to annual increases at the discretion of the Compensation Committee but the Compensation Committee may not decrease his annual salary. Pursuant to his employment agreement, as of October 18, 2004, Mr. Shaughnessy was awarded an option for 200,000 shares of common stock under our 2004 Long-Term Incentive Plan, as amended (our 2004 Plan), with an exercise price calculated as of the close of trading of shares of our common stock on the NYSE on the date of grant. This option vests in three equal annual installments, beginning on the date of grant and on the first and second anniversaries of such date, provided we continue to employ him on each of such dates. In addition, Mr. Shaughnessy received an award of restricted stock under the 2004 Plan with a value of $3.0 million as of October 18, 2004, equating to 152,517 whole shares of common stock based on the closing price of a share of our common stock on the NYSE for that date. The shares of restricted stock will vest in ten equal installments, beginning on the first anniversary of the date of grant, provided, that, Mr. Shaughnessy is employed with FTI on each such anniversary date, such that the shares of restricted stock would be fully vested on October 18, 2014. Mr. Shaughnessy is also entitled to retain the options awarded to him while he was non-employee director pursuant to our 1997 Stock Option Plan, as amended (our 1997 Plan). Vesting of his options, restricted stock and any other equity-based awards granted from time to time will continue through his transition term (as described below).

Mr. Shaughnessy’s employment agreement has a five-year term, expiring October 17, 2009, unless it terminates earlier. If Mr. Shaughnessy’s employment term expires or earlier terminates other than as a result of (i) death or disability or (ii) termination for “Cause,” Mr. Shaughnessy will continue to provide services to us as a part-time employee for five years or until such earlier date as his employment terminates (his transition term), providing not more than 500 hours of service per 12-month period at our offices in Annapolis, Maryland. During this transition term, in lieu of his salary, we will pay Mr. Shaughnessy $200,000 for each year of the transition term. Upon the expiration of his transition term, Mr. Shaughnessy will be entitled to receive any unreimbursed business expenses, any vested benefits under our pension or other benefit plans, and the continuation of health and life insurance benefits for him and his family the cost of which would be borne by Mr. Shaughnessy for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees.

We may terminate Mr. Shaughnessy for “Cause” upon the (1) commission of a material breach of his obligations or covenants under the agreement, (2) commission of an act of gross negligence or he otherwise acts with willful disregard for the best interests of FTI and its affiliates, (3) failure or refusal to perform any duties delegated to him that are consistent with the duties of similarly-situated executives or are otherwise required under the agreement, (4) conviction of or plead of guilty or no contest to a felony, or violation of any federal or state securities laws, or with respect to his employment, commission of either a material dishonest act or common law fraud, (5) seizure of a corporate opportunity for himself instead of offering such opportunity to FTI or its affiliates, (6) absence (and not traveling on business) for a reason other than illness, vacation, or approved leave for more than 30 consecutive days, or (7) commission of a material violation of a material company policy. He may leave for “Good Reason” if, without his prior written consent, we (1) assign him duties materially and adversely inconsistent with his positions as described in the agreement, (2) materially reduce his target annual bonus level for any year below the target for the preceding year, other than as a result of a decline in our results of operations or other adverse event, (3) materially breach a material provision of the agreement, or (4) change his principal place of employment to a place more than 50 miles from his principal place of employment.

If we terminate Mr. Shaughnessy’s employment for Cause or he resigns without Good Reason, he will be entitled to receive (1) the accrued and unpaid amount, if any, of his base salary through the date of termination, (2) the unpaid amount, if any, of his previously earned and unpaid incentive bonus for the calendar year preceding the year of termination, (3) the unpaid amount of any substantiated but previously unreimbursed business expenses incurred through the date of termination, and (4) any additional vested benefits under any of our employee pension or welfare benefit plans (collectively, accrued compensation). Mr. Shaughnessy may voluntarily resign his employment under this agreement without Good Reason at any time upon at least 60 days prior written notice to FTI, which notice period may be shortened or waived at our discretion. Upon the effectiveness of any such resignation, Mr. Shaughnessy will be entitled to his transition payments, or if he should resign without cause during the transition term, he would be entitled to (i) the accrued and unpaid amount of his transition payments through the date of termination, (ii) the unpaid amount, if any, of his previously earned and unpaid incentive bonus for the calendar year preceding the year of termination, and (iii) the additional vested benefits, if any, to which he is entitled under the terms of any FTI employee pension or welfare benefit plan in which he is a participant. If we terminate Mr. Shaughnessy’s employment during his employment term without Cause or Mr. Shaughnessy resigns for Good Reason, he will be entitled to receive (1) any accrued compensation, (2) continued payment of his base salary through the end of his employment term, (3) payment of his transition payments, (4) a pro rated incentive bonus, (5) an additional incentive bonus equal to one-half of the incentive bonus he received for the year prior to the termination of his employment, (6) immediate vesting of all equity-based awards, including options and shares of restricted stock held by him, and (7) continued group health and life insurance benefits (benefit continuation coverage), subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Shaughnessy’s employment is terminated during his employment term (A) by him for any or no reason, coincident with or during the 12-month period after a Change of Control occurs, (B) by him for Good Reason coincident with or during the 24-month period after a Change of Control occurs, or (C) by us without Cause coincident with or during the 24-month period after a Change of Control occurs, he will be entitled to receive (1) any accrued compensation, (2) a pro rated incentive bonus for the year of termination, (3) a severance payment equal to three times the sum of his salary, the greater of his target annual incentive bonus for the year of termination or the largest annual incentive bonus he received within the immediately prior three years, plus the aggregate amount of any other bonuses earned by him in the prior year, (4) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (5) benefit continuation coverage, subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which the FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Shaughnessy dies or becomes totally disabled, he will be entitled to receive (1) any accrued compensation, (2) if such death or disability occurs during his employment term, a pro rated incentive bonus, (3) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (4) benefit continuation coverage for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Shaughnessy’s employment agreement expires at the end of its term, he will be entitled to receive (1) any accrued compensation, (2) payment of his transition payments, (3) a pro rated incentive bonus for the year of termination, and (4) benefit continuation coverage through the transition period, and after the transition period at his cost, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees.

For purposes of Mr. Shaughnessy’s employment agreement, “Change of Control” means: (1) the acquisition, in one or more transactions, by any person of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of (A) all shares of our capital stock to be outstanding immediately following such acquisition, or (B) the combined voting power of all shares of our capital stock to be outstanding immediately following such acquisition that are entitled to vote generally in the election of directors (the shares described in clauses (A) and (B) together constitute the company voting stock); (2) the closing of a sale or other conveyance of all or substantially all of our assets; or (3) the effective time of any merger, share exchange, consolidation or other business combination involving us if immediately after such transaction, persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held company voting stock.

Mr. Shaughnessy’s agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. Shaughnessy also will be prohibited from soliciting any entity or person that has been a client, customer, employee or contractor of FTI to terminate its relationship with FTI.

If any payment made by us under the employment agreement with Mr. Shaughnessy is subject to an excise tax, we will pay Mr. Shaughnessy an additional payment in an amount that after the payment by him of all taxes, he will retain an amount equal to such excise tax.

Jack B. Dunn, IV.  We entered into an employment agreement with Mr. Dunn as of November 5, 2002, to replace the employment agreement that we previously had with him. That employment agreement was amended as of September 23, 2004. The employment agreement, as amended, provides that Mr. Dunn will serve as our President and Chief Executive Officer. Mr. Dunn has agreed to waive any right he might have otherwise had under his employment agreement to resign for “Good Reason” (as defined in his employment agreement based on his change in title and responsibilities because of our employment of Mr. Shaughnessy as executive Chairman of the Board). This waiver in no way affects Mr. Dunn’s right or entitlement to exercise “good reason” resignation rights under his employment agreement based on other or future circumstances, including but not limited to additional changes to his title and/or responsibilities beyond those contemplated by the amendment.

For consideration for Mr. Dunn’s services, Mr. Dunn receives an annual base salary set at $1,000,000 for 2004, and is entitled to participate in our incentive compensation and other bonus plans adopted by the Board and Compensation Committee and in our health, pension and other benefit plans. His annual salary is subject to annual increases at the discretion of the Compensation Committee but the Compensation Committee may not decrease his annual salary. Under the provisions of his employment agreement, as amended, Mr. Dunn agrees to serve as a director on our Board of Directors. In connection with the execution of the employment agreement in November 2002, we granted Mr. Dunn an option for 135,000 shares of our common stock (as adjusted for the three-for-two stock split paid as a stock dividend on June 4, 2003 to stockholders of record on May 7, 2003). This option vested in three equal installments, on the date of the agreement and on the first and second anniversaries of such date. Vesting of his options, restricted stock and any other equity-based awards granted from time to time will continue through his transition term (as described below).

Mr. Dunn’s amended employment agreement extends the renewal options under that agreement. As amended, the three-year initial term of his employment agreement will automatically extend by one year effective at the close of business on the day before the first, second, third, fourth and fifth anniversaries of its November 5, 2002 initial effective date, unless by such date Mr. Dunn or FTI gives the other notice of an intention not to further extend the term. Prior to the amendment, Mr. Dunn’s employment term with all extensions would have expired on November 5, 2008, absent notice by a party not to extend. As amended, with all extensions, Mr. Dunn’s employment term will expire on November 5, 2010, absent notice by a party not to extend. As of November 4, 2004, extension options have become effective that extend the term of Mr. Dunn’s employment agreement to November 4, 2007. As compensation to Mr. Dunn for agreeing to serve as our President and Chief Executive Officer, the additional extension options, and for other agreements in the amendment, Mr. Dunn received an award of restricted stock under the 2004 Plan with a value of $1.0 million as of September 23, 2004, which equates to the award of 53,106 whole shares of common stock based on the closing price of a share of our common stock on the NYSE on that day. The restricted stock will vest in five equal installments, beginning on the first anniversary of the date of the amendment to the employment agreement and continuing on the following four anniversaries of such date, provided that, Mr. Dunn is employed with us on each such anniversary, such that the restricted stock would be fully vested on September 23, 2009.

If Mr. Dunn’s employment term expires or earlier terminates other than as a result of (i) his death or disability or (ii) termination for “Cause,” Mr. Dunn will continue to provide services to us as a part-time employee for three years (his transition term), providing not more than 500 hours of service per 12-month period at our offices in Annapolis, Maryland. During his transition term, in lieu of his salary, we will pay Mr. Dunn three annual transition payments of $500,000. Upon the expiration of his transition term, Mr. Dunn will be entitled to receive any unreimbursed business expenses, any vested benefits under our pension or other benefit plans, and the continuation of health and life insurance benefits for him and his family the cost of which would be borne by Mr. Dunn for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. Mr. Dunn will also be entitled to use of a car during the transition period.

We may terminate Mr. Dunn for “Cause” upon the (1) commission of a material breach of his obligations or covenants under the agreement, (2) commission of an act of gross negligence or he otherwise acts with willful disregard for the best interests of FTI and its affiliates, (3) failure or refusal to perform any duties delegated to him that are consistent with the duties of similarly-situated executives or are otherwise required under the agreement, (4) conviction of or plead of guilty or no contest to a felony, or violation of any federal or state securities or tax laws, or with respect to his employment, commission of either a material dishonest act or common law fraud, (5) seizure of a corporate opportunity for himself instead of offering such opportunity to FTI or its affiliates, (6) absence (and not traveling on business) for a reason other than illness, vacation, or approved leave for more than 30 consecutive days, or (7) commission of a material violation of a material company policy. He may leave for “Good Reason” if, without his prior written consent, we (1) assign him duties materially and adversely inconsistent with his positions as described in the agreement, (2) materially reduce his target annual bonus level for any year below the target for the preceding year, other than as a result of a decline in our results of operations or other adverse event, (3) materially breach a material provision of the agreement, or (4) change his principal place of employment to a place more than 50 miles from his principal place of employment.

If we terminate Mr. Dunn’s employment for Cause or he resigns without Good Reason, he will be entitled to receive (1) the accrued and unpaid amount, if any, of his base salary through the date of termination, (2) the unpaid amount, if any, of his previously earned and unpaid incentive bonus, (3) the unpaid amount of any substantiated but previously unreimbursed business expenses incurred through the date of termination, and (4) any additional vested benefits under any of our employee pension or welfare benefit plans (collectively, accrued compensation). Mr. Dunn may voluntarily resign his employment under this agreement without Good Reason at any time upon at least 60 days prior written notice to FTI, which notice period may be shortened or waived at our discretion. Upon the effectiveness of any such resignation, Mr. Dunn will be entitled to his transition payments. If we terminate Mr. Dunn’s employment during his employment term without Cause or Mr. Dunn resigns for Good Reason, he will be entitled to receive (1) any accrued compensation, (2) continued payment of base salary through the end of his employment term, (3) payment of his transition payments, (4) a pro rated incentive bonus for the year of termination, (5) an additional incentive bonus equal to one-half of the incentive bonus he received for the year prior to the termination of his employment, (6) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (7) the continuation of group health and life insurance benefits (benefit continuation coverage), subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Dunn’s employment is terminated during his employment term (A) by him for any or no reason, coincident with or during the 12-month period after a Change of Control occurs, (B) by him for Good Reason coincident with or during the 24-month period after a Change of Control occurs, or (C) by us without Cause coincident with or during the 24-month period after a Change of Control occurs, he will be entitled to receive (1) any accrued compensation, (2) a pro rated incentive bonus for the year of termination, (3) a severance payment equal to three times the sum of his salary, the greater of his target annual incentive bonus for the year of termination or the largest annual incentive bonus he received within the immediately prior three years, and the aggregate amount of any other bonuses earned by him in the prior year, (4) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (5) benefit continuation coverage, subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Dunn dies or becomes totally disabled, he will be entitled to receive (1) any accrued compensation, (2) if such death or disability occurs during his employment term, a pro rated incentive bonus, (3) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (4) benefit continuation coverage for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Dunn’s employment agreement expires at the end of its term, he will be entitled to receive (1) any accrued compensation, (2) payment of his transition payments, (3) a pro rated incentive bonus for the year of termination, and (4) benefit continuation coverage through the transition period, and after the transition period at his cost, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. The term “Change of Control” have the same meaning as in Mr. Shaughnessy’s employment agreement with us.

Mr. Dunn’s agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. Dunn also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us.

If any payment made by us under the employment agreement with Mr. Dunn is subject to an excise tax, we will pay Mr. Dunn an additional payment in an amount that after the payment by him of all taxes, he will retain an amount equal to such excise tax.

Dominic DiNapoli.  Mr. DiNapoli entered into an employment agreement, in connection with our acquisition of the business recovery services group (BRS), of PricewaterhouseCoopers LLP (PwC), which became effective upon the closing of that acquisition in August 2002, as amended by letter agreement dated March 24, 2004. Mr. DiNapoli was managing partner of BRS at the time of the acquisition. The employment agreement provides that during its term, Mr. DiNapoli would be employed in a senior executive capacity. At the start of the term, he led our corporate finance/restructuring practice. He accepted the position as our Executive Vice President-Chief Operating Officer in February 2004. Mr. DiNapoli’s employment agreement has a four-year term expiring August 2006, unless terminated earlier.

For consideration for Mr. DiNapoli’s services, he received an annual base salary of $2.0 million for 2004, and is entitled to participate in other incentive compensation, incentive bonus pools, performance-based compensation and other bonus plans adopted by our Board of Directors and Compensation Committee and in our health, pension and other benefit plans. His annual salary is set each year by a committee composed of certain of our executives with the concurrence of the Compensation Committee of our Board. As amended, his employment agreement no longer provides for salary holdbacks.

Under the employment agreement, we granted Mr. DiNapoli an option for 67,500 shares of our common stock (as adjusted for the three-for-two stock split paid as a stock dividend on June 4, 2003 to stockholders of record on May 7, 2003) under our 1997 Plan. This option vests in three equal annual installments, beginning on the first anniversary of the date of grant and on the second and third anniversaries of such date, provided we continue to employ him on each of such dates.

As part of his employment agreement, Mr. DiNapoli agreed that the 59,622 (as adjusted for the stock split) shares of common stock he received in connection with our acquisition of BRS would be subject to restrictions on transfer and sale pursuant to a written Restricted Share Agreement. Restrictions expired with respect to 29,811 shares in August 2004, and restrictions will expire with respect to the balance of the shares in August 2006 unless he terminates his employment with us prior to the expiration of his employment agreement in August 2006, in which case the restrictions on the remaining shares would be extended to eight years from the date of termination, and these shares would lose their price protection as follows: we granted the former PwC partners, including Mr. DiNapoli, who received our shares in connection with the acquisition, contractual protection against a decline in the value of their restricted shares during the four-year restricted period if the market price for the shares falls below $18.89 per share (as adjusted for the three-for-two stock split during 2003).

We may terminate Mr. DiNapoli for “Cause” if he (1) is convicted of or pleads nolo contendre to a felony involving moral turpitude, (ii) willfully fails or refuses to carry out the material responsibilities of his employment, or (iii) engages in any other willful misconduct or a pattern of behavior which has had or is reasonably likely to have a significant adverse effect on FTI. He may leave for “Good Reason” if, without his prior written consent, we (1) materially reduce the scope or nature of his working conditions in a manner which is inconsistent with his position, duties and responsibilities or which has or is reasonably likely to have a material adverse effect on his status or authority, (ii) materially diminishes his working conditions, including, without limitation, relocation by more than 50 miles of his principal place of employment, (iii) reduces the annual rate of his fixed salary by more than 15% for any calendar year or partial calendar year, using 2002 as the base year (subject to certain conditions and adjustments based on the latest year’s earnings from operations before interest, taxes, depreciation and amortization, (EBITDA)), (iv) reduces the annual rate of his fixed salary to an amount which, when added to any prior reductions, is less than 70% of the annual rate of his fixed salary for 2002 (subject to certain conditions and adjustments based on the latest year’s EBITDA), (v) fails to obtain and deliver to him a written agreement from our assignee or successor for the assumption of our obligations to him under the employment agreement, or (vi) instructs him to perform an unlawful or dishonest act, or we materially breach the employment agreement.

If we terminate Mr. DiNapoli’s employment for Cause or he resigns without Good Reason, he will be entitled to receive (1) the accrued and unpaid amount, if any, of his fixed salary through the date of termination, (2) the unpaid amount, if any, of his previously earned and unpaid contingent salary, if any, or incentive bonus, (3) the unpaid amount of any substantiated but previously unreimbursed business expenses incurred through the date of termination, and (4) any additional entitlements, if any, to which he is untitled under any of our benefit plans or arrangements in which he participates (collectively, accrued compensation). If we terminate Mr. DiNapoli’s employment during his employment term without Cause or Mr. DiNapoli resigns for Good Reason, he will be entitled to receive (1) any accrued compensation, (2) a pro rata contingent salary opportunity for the year of termination and pro rata incentive bonus for the year of termination (based upon the bonus target for the year or, if greater, his actual incentive bonus for the preceding year) determined by multiplying the sum of such amounts by a fraction, the numerator of which is the number of days from the beginning of the calendar year through the date of termination, and the denominator of which is 365, which amount shall be paid in a lump sum within ten days of the date of termination, (3) continued salary through the end of his employment term, based upon he greater of (a) his target salary for the year in which his employment is terminated, or (b) his average target salary rate for the three years preceding the year in which the termination occurs, (4) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (5) the continuation of health and life insurance benefits for him and his family, or equivalent cash payments if continued coverage is not permitted by the terms of the plan, for the remainder of the term of the agreement. If Mr. DiNapoli dies or becomes totally disabled, he will be entitled to receive (1) any accrued compensation, (2) a pro rated incentive bonus for the year of termination, (3) immediate vesting of all equity-based awards, including options and shares of restricted stock, and, in the case of stock options (or similar awards) the continued right to exercise the options (or other awards) for at least 12 months following the date of termination, but in no event beyond the expiration of the stated term of such option (or other award), and (4) benefit continuation coverage for him and his family for the one year period following the date of termination or, if longer, for the then remaining term of the employment agreement.

For purposes of Mr. DiNapoli’s employment agreement, “Change of Control” means: (a) the occurrence of (1) any consolidation or merger of FTI in which such entity is not the continuing or surviving entity or pursuant to which our capital stock would be converted into cash, securities or other property, other than a consolidation or merger of FTI in which the holders of the common stock immediately prior to the consolidation or merger own not less than 50% of the total voting power of the surviving entity immediately after the consolidation or merger, or (2) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of our assets, or (b) any person (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than FTI, any trustee or other fiduciary holding securities under any of our employee benefit plans, or any company owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our common stock, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of our common stock. In the event of a “Change of Control” any outstanding stock options, restricted stock and other equity-based awards will vest in full.

Mr. DiNapoli’s agreement contains non-competition terms prohibiting him from competing with our financial restructuring advisory services line of business (as conducted on the date of termination). The non-competition provisions will continue until (1) the end of his employment term if he is terminated without “Cause” or if he terminates for “Good Reason,” or (2) the greater of the remainder of the term of his employment agreement or two years from the date of termination if his employment terminates for any other reason, or (3) for one year after the expiration of the term of his agreement, if upon 90 days’ notice, we agree in writing to continue to pay his target salary and benefits during such period, or (4) if clauses 1, 2 or 3 do not apply, upon the expiration of the term of the employment agreement. During this period, Mr. DiNapoli also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us.

Theodore I. Pincus.  We entered into an employment agreement with Mr. Pincus as of November 5, 2002. The employment agreement provides that during its term, Mr. Pincus will serve as our Executive Vice President and Chief Financial Officer. For consideration for Mr. Pincus’ services, Mr. Pincus receives an annual base salary set at $500,000 for 2004, and is entitled to participate in our incentive compensation and other bonus plans adopted by our Board of Directors and Compensation Committee and in our health, pension and other benefit plans. His annual salary is subject to annual increases at the discretion of the Compensation Committee of our Board but the Compensation Committee may not decrease his annual salary. In connection with the execution of the employment agreement, we granted Mr. Pincus an option for 67,500 shares of common stock (as adjusted for the three-for-two stock split paid as a stock dividend on June 4, 2003 to stockholders of record on May 7, 2003) under our 1997 Plan. This option vests in three equal installments, on the date of the agreement and on the first and second anniversaries of such date, provided we continue to employ him on each of such dates. Vesting of this option and other stock options and equity-based awards will continue through his transition term (as described below).

Mr. Pincus’ employment agreement had an initial three-year term. As of November 4, 2004, the term was extended for an additional one-year period and will now expire on November 4, 2007, but may terminate earlier. If Mr. Pincus’ employment term expires or earlier terminates other than as a result of (i) death or disability or (ii) termination for “Cause,” Mr. Pincus will continue to provide services to us as a part-time employee for three years (his transition term), providing not more than 500 hours of service per 12-month period at our offices in Annapolis, Maryland. During the transition term, in lieu of his salary, we will pay Mr. Pincus three annual transition payments of $250,000. Upon the expiration of his transition term, Mr. Pincus will be entitled to receive any unreimbursed business expenses, any vested benefits under our pension or other benefit plans, and continued health and life insurance benefits the cost of which would be borne by him for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees.

If we terminate Mr. Pincus’ employment for Cause or he resigns without Good Reason, he will be entitled to receive (1) the accrued and unpaid amount, if any, of his base salary through the date of termination, (2) the unpaid amount, if any, of his previously earned and unpaid incentive bonus, (3) the unpaid amount of any substantiated but previously unreimbursed business expenses incurred through the date of termination, and (4) any additional vested benefits under any of our employee pension or welfare benefit plans (collectively, accrued compensation). Mr. Pincus may voluntarily resign his employment under this agreement without Good Reason at any time upon at least 60 days prior written notice to FTI, which notice period may be shortened or waived at our discretion. Upon the effectiveness of any such resignation, Mr. Pincus will be entitled to his transition payments. If we terminate Mr. Pincus’ employment during his employment term without Cause or he resigns for Good Reason, he will be entitled to receive (1) any accrued compensation, (2) continued salary through the end of his employment term, (3) payment of his transition payments, (4) a pro rated incentive bonus, (5) an additional incentive bonus equal to one-half of the incentive bonus he received for the year prior to the termination of his employment, (6) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (7) continued group health and life insurance benefits (benefit continuation coverage), subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Pincus’s employment is terminated during his employment term (A) by him for any or no reason, coincident with or during the 12-month period after a Change of Control occurs, (B) by him for Good Reason coincident with or during the 24-month period after the Change of Control occurs, or (C) by us without Cause coincident with or during the 24-month period after a Change of Control occurs, he will be entitled to receive (1) any accrued compensation, (2) a pro rated incentive bonus, (3) a severance payment equal to three times the sum of his salary, the greater of his target annual incentive bonus for the year of termination or the largest annual incentive bonus he received within the immediately prior three years, and the aggregate amount of any other bonuses he earned in the prior year, (4) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (5) benefit continuation coverage, subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Pincus dies or becomes totally disabled, he will be entitled to receive (1) his accrued compensation, (2) if such death or disability occurs during his employment term, a pro rated incentive bonus, (3) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (4) benefit continuation coverage for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Pincus’ employment agreement expires at the end of its term, he will be entitled to receive (1) any accrued compensation, (2) payment of his transition payments, (3) a pro rated incentive bonus for the year of termination, and (4) benefit continuation coverage through the transition period, and after the transition period at his cost, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. The terms “Cause,” “Good Reason” and “Change of Control” have the same meanings as in Mr. Dunn’s employment agreement with us.

Mr. Pincus’ employment agreement contains non-competition terms that will continue for three years after the last day of his employment. During this period, Mr. Pincus also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us.

If any payment made by us under the employment agreement is subject to an excise tax, we will pay Mr. Pincus an additional payment in an amount that after the payment by him of all taxes, he will retain an amount equal to such excise tax.

Barry S. Kaufman.  We entered into an employment agreement with Mr. Kaufman as of March 31, 2004. The employment agreement provides that during its term, Mr. Kaufman will serve as our Executive Vice President and Chief Risk Management Officer. For consideration for Mr. Kaufman’ services, Mr. Kaufman receives an annual base salary set at $500,000 for 2004, and is entitled to participate in our incentive compensation and other bonus plans adopted by our Board of Directors and Compensation Committee and in our health, pension and other benefit plans. His annual salary is subject to annual increases at the discretion of the Compensation Committee of our Board but the Compensation Committee may not decrease his salary. In connection with the execution of the employment agreement, we granted Mr. Kaufman an option for 50,000 shares of common stock pursuant to our 1997 Plan. This option vests in three equal installments, beginning on the first anniversary of the date of grant and on the first and second anniversaries of such date, provided we continue to employ him on each of such dates. Vesting of this option and other stock options and equity-based awards will continue through his transition term (as described below).

The employment agreement has an initial rolling three-year term that automatically extends by one year on March 31 of each year unless by that date either Mr. Kaufman or we give the other notice of an intention not to further extend the term. The term of the agreement currently expires in 2008 but may terminate earlier. If Mr. Kaufman’s employment term expires or earlier terminates other than as a result of (i) his death or disability, (ii) termination prior to the second anniversary of the employment term, or (iii) termination by us for “Cause,” Mr. Kaufman will continue to provide services to us as a part-time employee for three years (his transition term), providing not more than 500 hours of service per 12-month period at our offices in Annapolis, Maryland. During the transition term, in lieu of his salary, we will pay Mr. Kaufman three annual transition payments of $325,000. Upon the expiration of his transition term, Mr. Kaufman will be entitled to receive any unreimbursed business expenses, any vested benefits under our pension or other benefit plans, and continued health and life insurance benefits the cost of which would be borne by him for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees.

If we terminate Mr. Kaufman’s employment for Cause or he resigns without Good Reason, he will be entitled to receive (1) the accrued and unpaid amount, if any, of his base salary through the date of termination, (2) the unpaid amount, if any, of his previously earned and unpaid incentive bonus, (3) the unpaid amount of any substantiated but previously unreimbursed business expenses incurred through the date of termination, and (4) any additional vested benefits under any of our employee pension or welfare benefit plans (collectively, accrued compensation). Mr. Kaufman may voluntarily resign his employment under this agreement without Good Reason at any time upon at least 60 days prior written notice to FTI, which notice period may be shortened or waived at our discretion. Upon the effectiveness of any such resignation, Mr. Kaufman will be entitled to his transition payments. If we terminate Mr. Kaufman’s employment during his employment term without Cause or he resigns for Good Reason, he will be entitled to receive (1) any accrued compensation, (2) continued salary through the end of his employment term, (3) payment of his transition payments, (4) a pro rated incentive bonus, (5) an additional incentive bonus equal to one-half of the incentive bonus he received for the year prior to the termination of his employment, (6) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (7) continued group health and life insurance benefits (benefit continuation coverage), subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Kaufman’s employment is terminated during his employment term (A) by him for any or no reason, coincident with or during the 12-month period after a Change of Control occurs, (B) by him for Good Reason coincident with or during the 24-month period after the Change of Control occurs, or (C) by us without Cause coincident with or during the 24-month period after a Change of Control occurs, he will be entitled to receive (1) any accrued compensation, (2) a pro rated incentive bonus, (3) a severance payment equal to three times the sum of his salary, the greater of his target annual incentive bonus for the year of termination or the largest annual incentive bonus he received within the immediately prior three years, and the aggregate amount of any other bonuses he earned in the prior year, (4) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (5) benefit continuation coverage, subject to his complying with the non-competition, non-solicitation and other restrictive covenants of his agreement, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Kaufman dies or becomes totally disabled, he will be entitled to receive (1) his accrued compensation, (2) if such death or disability occurs during his employment term, a pro rated incentive bonus, (3) immediate vesting of all equity-based awards, including options and shares of restricted stock, and (4) benefit continuation coverage for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. If Mr. Kaufman’s employment agreement expires at the end of its term, he will be entitled to receive (1) any accrued compensation, (2) payment of his transition payments, (3) a pro rated incentive bonus for the year of termination, and (4) benefit continuation coverage through the transition period, and after the transition period at his cost, for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees. The terms “Cause,” “Good Reason” and “Change of Control” have the same meanings as in Mr. Dunn’s employment agreement with us.

Mr. Kaufman’s employment agreement contains non-competition terms that will continue for three years after the last day of his employment. During this period, Mr. Kaufman also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us.

If any payment made by us under the employment agreement is subject to an excise tax, we will pay Mr. Kaufman an additional payment in an amount that after the payment by him of all taxes, he will retain an amount equal to such excise tax.

Stewart J. Kahn.  Through his retirement in February 2004, Mr. Kahn received the accrued portion of his annual base salary of $1,000,000, and his pro rate incentive compensation and other bonus payments. After his retirement, Mr. Kahn continues to provide services to us as a part-time employee until February 2007, or his transition term, providing not more than 500 hours of service per 12-month period at our offices in Annapolis, Maryland. During this time, in lieu of his salary, we will pay Mr. Kahn three annual transition payments of $500,000 and health and life insurance benefits for him and his family. Upon the expiration of his transition term, Mr. Kahn will be entitled to receive any unreimbursed business expenses, any vested benefits under our pension or other benefit plans, and continued health and life insurance benefits the cost of which would be borne by him for him and his spouse’s respective lifetimes and for his dependents until such dependent’s attainment of the maximum age up to which FTI’s plan, as then in effect, covers dependents of FTI employees.

In connection with the execution of the employment agreement, we granted Mr. Kahn an option for 135,000 shares of our common stock (as adjusted for the three-for-two stock split paid as a stock dividend on June 4, 2003 to stockholders of record on May 7, 2003). This option vests in three equal installments, on the date of the agreement and on the first and second anniversaries of such date, provided we continue to employ him on each of such dates. Vesting of this option and other stock options and equity-based awards will continue through his transition period.

Mr. Kahn’s employment agreement contains non-competition terms that will continue for three years from the last day of his employment. During this period, Mr. Kahn also will be prohibited from soliciting any entity or person that has been our client, customer, employee or contractor to terminate their relationship with us.

If any payment made by us under the employment agreement with Mr. Kahn is subject to an excise tax, we will pay him an additional payment in an amount that after the payment by him of all taxes, he will retain an amount equal to such excise tax.

Amendment to 2004 Long-Term Incentive Plan

On October 27, 2004, the Board of Directors approved a non-material amendment to the 2004 Long-Term Incentive Plan to correct a non-intended effect occasioned by a typographical error. As corrected, the 2004 Plan confirms that options awarded to a non-employee director will not lapse if such director losses his non-employee status but continues as a director of FTI, which is consistent with the terms of FTI’s 1997 Stock Option Plan, as amended. A copy of the 2004 Plan, as amended, has been filed as an exhibit to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 filed with the SEC on November 9, 2004 and has been incorporated by reference from that filing as an exhibit in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 15, 2005.

Certain Relationships and Related Party Transactions

We are not a party to any related party transactions with our executive officers, directors and nominees for director that are required to be reported under Rule 404 of Regulation S-K promulgated by the SEC, except that Mr. Stamas is a partner of Kirkland & Ellis LLP, a law firm that has been engaged during the last fiscal year to provide legal services to FTI in the ordinary course of business.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following Report is not deemed to be “soliciting material” or subject to the Securities and Exchange Commission’s proxy rules, and will not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and will not be incorporated by reference into any filing pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any incorporation by reference language in any such filing.

The Compensation Committee is composed of five directors. The Compensation Committee operates under a written Charter, last amended and restated as of September 17, 2004, which has been approved by the Board of Directors and adopted by the Compensation Committee. A copy of the amended and restated Charter of the Compensation Committee is available on FTI’s website at www.fticonsulting.com, and has been filed with the SEC on March 15, 2005, as an exhibit to FTI’s Annual Report on Form 10-K for the year ended December 31, 2004, and is attached to this Proxy Statement as Appendix D. The Committee currently consists of four independent, non-employee directors, who are recommended by the Nominating and Corporate Governance Committee and appointed by the Board, and James A. Flick, Jr., a non-employee director who is qualified to remain on the Compensation Committee until the 2005 Annual Meeting date of May 18, 2005 pursuant to the applicable transition rule under the General Application section of Section 303A, as amended, of the NYSE corporate governance listing standards.

Compensation Philosophy.  The goal of the Committee is to design and administer an executive compensation program to (i) attract and retain qualified management, (ii) reward executive officers for performance in achieving FTI’s business objectives and enhancing stockholder value, (iii) align the executive officers’ interests with those of the stockholders, and (iv) provide incentives for the creation of long-term stockholder value. The key elements of executive compensation are base salary, annual incentive and performance bonuses, and equity-based compensation. We review and approve FTI’s policies and practices regarding executive compensation, including (a) base salary levels, (b) incentive compensation plans and related performance awards, and (c) long-term incentives, principally equity-based compensation.

We believe that compensation must be competitive, as well as directly and materially linked to FTI’s performance. In administering the compensation program, our objectives include the following: attracting and retaining management talent, motivating management to maximize operating performance, measuring performance on both an individual and a company-wide basis, reflecting FTI’s progress in meeting growth and profitability targets, and linking executive and stockholder interests through the grant of stock options and other equity-based compensation.

The key components of FTI’s executive compensation program have historically consisted of salary, long-term equity-based incentives, and performance-based incentive compensation. The long-term compensation of FTI’s executive officers has consisted primarily of stock options, however, in 2004 we awarded restricted stock to the executive Chairman of the Board and Chief Executive Officer. The short-term compensation has consisted principally of base salary and cash bonus. We may also authorize special bonus and incentive awards to reward extraordinary performance and contributions. Our policy with respect to each of these elements is discussed below.

Annual Base Salary Levels.  All of the named executive officers have employment agreements that set floors on annual base salary and other elements of compensation for their contract terms, but we can increase the annual base salary at any point. We determine whether and at what level annual base salaries should be increased based on our evaluation of each executive’s responsibilities, assessment of his or her individual performance, including his or her success meeting short and long-range plans, overall company performance and base salary levels of executive officers of comparable companies of similar size and at similar stages of development. We also take into account such factors as changes in responsibilities and inflation. We believe that annual base salary levels at FTI are reasonably related to the salary levels of executive officers of comparable companies at similar stages of development. The Board and we set base salaries and determined other compensation for 2004 based on those factors.

Long-Term Incentives.  Long-term incentives are used as a mechanism to link a significant portion of FTI’s executive officers’ compensation to the attainment of operating performance goals, growth and increases in stockholder value. The size of long-term incentive awards are determined by FTI’s performance, and an individual’s level of responsibility, performance and assessed potential and value to FTI. Incentive awards have typically been made around February or March of each year. There are two components to long-term incentive compensation, as follows:

Long-Term Equity Incentive Compensation.  FTI’s long-term incentive programs are designed to encourage employee retention and equity ownership. We also believe that the use of equity incentives better aligns the interests of executive officers with those of stockholders and promotes long-term stockholder value better than cash alone. The stockholders approved the 1997 Stock Option Plan, as last amended, at the Annual Meeting of Stockholders held on May 22, 2002, and the 2004 Long-Term Incentive Plan, at the Annual Meeting of Stockholders held on May 19, 2004, as the principal means of providing long-term equity-based incentives. In October 2004, the Board authorized an amendment to the 2004 Plan to correct a possible unintended result caused by a typographical error. In general, the 1997 Plan permits the award of stock options to executive officers and employees of FTI and its subsidiaries, and shares of restricted and unrestricted stock to employees, of FTI. Prior to the adoption of the 2004 Plan, non-employee director formula option awards also were made under the 1997 Plan. The 2004 Plan permits the award of stock options and stock appreciation rights, performance awards, restricted and unrestricted stock, phantom stock and other stock-based and incentive-based awards, to executive officers, employees, non-employee directors and individual service providers of FTI and its subsidiaries. We administer the 1997 Plan and the 2004 Plan, and determine the terms of the equity-based awards under those plans, the number of shares of common stock subject to the equity-based awards, including, without limitation, options, and set the other significant terms of the awards. In making awards to executive officers we have historically relied on our experience and management recommendations.

During fiscal 2004, we awarded shares of restricted stock and a stock option to Mr. Shaughnessy as part of his compensation package to join FTI as its executive Chairman of the Board. We awarded restricted stock to Mr. Dunn as consideration for amending his employment agreement, to among other things, add two additional extension options to the term. In lieu of additional options, we awarded restricted stock to Messrs. Shaughnessy and Dunn with a long vesting schedule to provide incentives for them to continue their employment with us through the term of their respective employment agreements and beyond. The terms of the restricted stock and option awards are described in the table below:

Name	Shares of Restricted Stock	Shares Subject to Stock Options
Dennis J. Shaughnessy (1)	152,517	200,000
Jack B. Dunn, IV (2)	53,106	—

(1)	We awarded Mr. Shaughnessy restricted common stock under the 2004 Plan valued at $3.0 million at October 18, 2004, equating to 152,517 whole shares based on the closing price of a share of common stock on the NYSE on that date, which vest in 10 equal annual installments beginning one year from the date of grant. We also awarded Mr. Shaughnessy a stock option under the 2004 Plan exercisable for 200,000 shares of common stock at an exercise price of $19.67 per share, which vests in three equal annual installments beginning on the date of grant.

(2)	We awarded Mr. Dunn restricted common stock under the 2004 Plan, valued at $1.0 million at September 23, 2004, equating to 53,106 whole shares based on the closing price of a share of common stock on the NYSE on that date, which vest in five equal annual installments beginning one year from the date of grant.

Pursuant to a standing grant first authorized by the Compensation Committee in December 1996, and affirmed in March 2005, as part of his long-term equity compensation, Mr. Dunn receives quarterly standing awards of stock options. During 2004, Mr. Dunn was automatically awarded each quarter a statutory stock option exercisable for 22,500 shares of common stock (as adjusted for prior stock splits and dividends) as of the date following FTI’s quarterly public earnings release at an exercise price equal to 10% above the closing price of a share of common stock on the NYSE on the date of grant. The option pursuant to each grant will become vested and exercisable only if the closing price per share of common stock achieves a cumulative 25% increase in market value, but not earlier than one year after the date of grant. The option pursuant to each grant will become exercisable eight years from the date of grant if the market value does not reach the target value.

During fiscal 2004, we awarded options to acquire shares of common stock to the executive officers, as set forth in the Proxy Statement for the 2005 Annual Meeting of Stockholders of FTI under the caption “Executive Officers and Compensation — Equity Compensation Plans — Option Grants in Last Fiscal Year.”

Performance-Based Incentive Compensation.  At the Annual Meeting of Stockholders held on May 23, 2001, the stockholders authorized the Company’s performance-based incentive compensation plan and formula as recommended, approved and administered by the Compensation Committee. The plan and formula govern the performance-based incentive portion of the compensation for the persons designated by the Compensation Committee as participants in the plan.

The Internal Revenue Code of 1986, as amended, denies to a publicly held corporation a deduction in determining its taxable income for covered compensation in excess of $1,000,000 paid in any taxable year to its chief executive officer or certain other officers whose compensation must be reported in its proxy statement. Covered compensation for this purpose does not include amounts payable solely on account of the attainment of one or more performance goals established by a committee of outside directors if the material terms under which the compensation is to be paid are approved by the corporation’s stockholders. This plan is intended to fulfill Section 162(m) requirements and provide greater certainty to FTI’s executive officers about the possible amounts of their incentive compensation if FTI achieves the financial performance objectives set by us each year.

Under that plan, at the beginning of each year, we are to establish a target incentive opportunity and may establish a threshold and maximum level, for each participant, which can be expressed as a dollar amount, a percentage of salary or otherwise. The target award can be based on a number of factors, including: (i) market competitiveness of the position, (ii) job level, (iii) base salary level, (iv) past individual performance, and (v) expected contribution to the Company’s future performance and business impact. Also, at the beginning of each year, we establish performance goals that must be met in order for awards to be payable for the year. For the executive officers, we must establish the target awards and performance goals no later than the earlier of 90 days after the beginning of the year, or such other date as may be permitted under the Internal Revenue Code, as amended, which will remain fixed for the entire year.

During fiscal 2004, the performance goals approved by the Compensation Committee were based on FTI’s earnings per share (EPS) in 2004 above or within specified hurdles. The amount of bonuses that could possibly be awarded to the participants was based on FTI’s earnings from operations before interest, taxes, depreciation and amortization (EBITDA) in 2004 above or within specified thresholds. Awards may be paid in cash, common stock or a combination of both, at our discretion. Since 2001, including fiscal 2004, all awards under the plan have been paid in cash. At the end of fiscal 2004, four designated participants remained in the plan: FTI’s President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Executive Vice President and Chief Risk Management Officer, and Executive Vice President and Chief Financial Officer. FTI’s executive Chairman of the Board who joined FTI on October 18, 2004 was not eligible to participate in the plan for 2004. In March 2005, we authorized payment of incentive compensation only to Dominic DiNapoli, FTI’s Executive Vice President and Chief Operating Officer, based on our findings that the minimum performance goal and target award level set for him was achieved. We awarded him a $500,000 incentive payment for 2004. His performance criteria was set lower than for the other executive officers in light of goals set for him in his new position for 2004. For fiscal 2004, we determined that the plan and formula provide appropriate incentives to FTI’s executive officers.

In 2005, the five participants under this plan are FTI’s executive Chairman of the Board, President and Chief Executive Officer, Executive Vice President and Chief Operating Officer, Executive Vice President and Chief Risk Management Officer, and Executive Vice President and Chief Financial Officer.

Other Cash Bonus and Incentive Compensation.  For fiscal 2004, we authorized special bonuses aggregating $225,000 to FTI’s Executive Vice President and Chief Risk Management Officer, and Executive Vice President and Chief Financial Officer, based on their job performance.

Compensation of the Chief Executive Officer.  We use the procedures described above in setting the annual base salary, long-term incentive compensation, performance-based incentive compensation and other bonus and incentive compensation of the Company’s Chief Executive Officer (the “CEO”). We, the Compensation Committee, established the CEO’s compensation for this Report’s period. During 2004, the CEO received an annual base salary of $1,000,000 for the period January 1, 2004 to December 31, 2004, which did not represent an increase from his annual base salary during 2003. During 2004, the CEO received his standing stock option grants for an aggregate of 90,000 shares of common stock, as described in this Report under “Long Term Incentives — Long Term Equity Incentive Compensation.” In connection with the amendment to his employment agreement in September 2004, whereby, among other things, he agreed to increase the number of extension options under his employment agreement, we awarded the CEO restricted stock with a value of $1.0 million as of September 23, 2004 pursuant to the 2004 Plan. Under the performance-based incentive compensation plan, the performance goals that the Compensation Committee authorized at the meeting held on March 11, 2004 were based on FTI’s earnings per share (EPS) in 2004 above or within specified hurdles. No payment was awarded to the CEO under the performance-based incentive compensation plan for fiscal 2004.

We have considered the appropriate mix of short-term and long-term compensation and FTI’s competitive position. We have determined that for 2004 the levels of short and long-term incentive compensation granted to the CEO reflected actual performance measured against the goals and targets set by us, with appropriate consideration of the desired emphasis on long-term incentive compensation and the competitive positioning of the overall compensation package.

See “Executive Officers and Compensation” for additional information regarding the other compensation and benefits paid to FTI’s CEO.

Compensation Deduction Limit.  The SEC requires that this report comment on FTI’s policy with respect to a special rule under the tax laws, Section 162(m) of the Internal Revenue Code. That section can limit the deductibility on a Subchapter C corporation’s federal income tax return of compensation of $1,000,000 to any of the “covered employees” as defined in the Internal Revenue Code. A company can deduct compensation (including from the exercise of options) outside that limit if it pays the compensation under a plan that its stockholders approve and that is performance-related and non-discretionary. Option exercises are typically deductible under such a plan if granted with exercise prices at or above the market price when granted. We will consider Section 162(m) when making compensation decisions but other factors, such as providing FTI’s executive officers with competitive and proper incentives to remain with and increase the prospects of FTI, and rewarding extraordinary contributions, also significantly factor into our compensation decisions, and we reserve the discretion whether to pay compensation outside the limits of Section 162(m). In 2004, FTI paid compensation to its President and Chief Executive Officer and Executive Vice President and Chief Operating Officer outside the limits of Section 162(m).

This Report on Executive Compensation is submitted by the members of the Compensation Committee of the Board of Directors of FTI Consulting, Inc.

Compensation Committee

Mark H. Berey, Chair
Denis J. Callaghan
James A. Flick, Jr.
Peter F. O’Malley
George P. Stamas

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2004, there were no Compensation Committee interlocks and no participation in Compensation Committee decisions that we are required to report under the rules and regulations of the Exchange Act.

PERFORMANCE GRAPH

Kroll is no longer a peer of FTI since its acquisition by Marsh and McLennan. Huron is a peer of FTI’s since it went public in October 2004. The following graph compares the cumulative total stockholder return on our common stock from December 31, 1999 through December 31, 2004 with the cumulative total return of the S&P 500 Index and a peer group index comprised of (A) Charles River Associates, Inc., Exponent Inc., Sourcecorp, Navigant Consulting, Inc. and PRG-Shultz International Inc. and Kroll (collectively, the “Old Peer Group”) and (B) Charles River Associates, Inc., Navigant Consulting, Inc., Resources Connections, Inc., Robert Half International, Inc., LECG Corporation and Huron Consulting Group Inc. (collectively, the “New Peer Group”). Our common stock price is published every weekday except holidays. Huron went public in October, 2004; therefore, its common stock price has been published for a limited time. The Old Peer Group index was compiled by FTI as of August 31, 2003, and the New Peer Group index was compiled by FTI as of December 31, 2004.

The graph assumes an investment of $100 in each of FTI, the S&P 500 Index, the Old Peer Group and the New Peer Group on December 31, 1999. The comparison assumes that all dividends, if any, are reinvested into additional shares of common stock during the holding period.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG FTI CONSULTING, INC., THE S & P 500 INDEX,
A NEW PEER GROUP AND AN OLD PEER GROUP

The Performance Graph is not deemed to be “soliciting material” or subject to the Securities and Exchange Commission’s proxy rules, and will not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and will not be incorporated by reference into any filing pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any incorporation by reference language in any such filing.

AUDIT COMMITTEE REPORT

The following Report is not deemed to be “soliciting material” or subject to the Securities and Exchange Commission’s proxy rules, and will not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, and will not be incorporated by reference into any filing pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any incorporation by reference language in any such filing.

FTI’s Audit Committee is composed of four directors. The Audit Committee assists the Board in overseeing and monitoring the integrity of FTI’s financial reporting process, FTI’s compliance with legal and regulatory requirements, its internal control and disclosure control systems, the integrity and audits of its financial statements, the qualifications and independence of its independent auditors, and the performance of its internal and independent auditors.

The Audit Committee’s role and responsibilities are set forth in a written Charter of the Audit Committee, last amended and restated as of February 15, 2005, which has been approved by the Board of Directors and adopted by the Audit Committee. We review and reassess the Charter annually, and more frequently as necessary to address any new, or changes to, rules relating to audit committees, and recommend any changes to the

Nominating and Corporate Governance Committee and the Board for approval. A copy of the amended and restated Charter of the Audit Committee is attached to this Proxy Statement as Appendix B and is available on FTI’s website at www.fticonsulting.com. It has also been filed as an exhibit to FTI’s Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2004 filed with the SEC on March 15, 2005.

The Audit Committee currently consists of independent, non-employee directors, who are recommended by the Nominating and Corporate Governance Committee and appointed by the Board, and James A. Flick, Jr., a non-employee director who is qualified to continue to be the Chair and a member of the Audit Committee until the 2005 Annual Meeting date of May 18, 2005 pursuant to the applicable transition rule under the General Application section of Section 303A, as amended, of the NYSE corporate governance listing standards. The Audit Committee and the Board have designated James A. Flick, Jr. as the “audit committee financial expert,” based on his designation as a certified public accountant and his public accounting experience and experience as a chief financial officer of a publicly held company. Additionally, Mr. Flick has served on or chaired the audit committees of five publicly held companies for more than 31 years of cumulative experience. Each of Mark H. Berey, Denis J. Callaghan and Gerard E. Holthaus also qualifies as an “audit committee financial expert” under the Sarbanes-Oxley Act, and as financially literate and able to read and understand fundamental financial statements, including FTI’s balance sheet, income statement and cash flow statement and related notes.

The independent auditors are responsible for performing an independent audit of FTI’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The independent auditors also review FTI’s quarterly financial statements. Management is responsible for FTI’s financial statements and the financial reporting process, including internal controls. We are responsible for monitoring and overseeing the annual audit process and discussed with FTI’s internal and independent auditors’ the overall scope and plans for their respective audits. We meet periodically with management, the independent auditors and FTI’s internal auditor, both together and separately. We review and discuss any management letter comments with FTI’s independent auditors and management’s response. During fiscal 2004, Ernst & Young LLP, FTI’s independent auditors, attended nine regular and special meetings of the Audit Committee and we met three times separately with Ernst & Young LLP, without management, with respect to audit, financial reporting and internal control matters. Management attended 13 regular and special meetings of the Audit Committee, and we met three times separately with management with respect to audit, financial reporting and internal control matters. The full Audit Committee met with the head of internal audit of FTI, who was hired in May 2004, at least once during 2004. The Chair of the Audit Committee was delegated the authority by the Audit Committee to meet more frequently with the head of internal audit without management being present and he reported back to the other members of the Audit Committee with respect to those meetings.

In this context, the Audit Committee hereby reports as follows:

1.	We have reviewed and discussed FTI’s audited financial statements as of and for the year ended December 31, 2004 with management and the independent auditors. Management represented to the Committee that FTI’s consolidated financial statements were prepared in accordance with generally accepted accounting principles.

2.	The Audit Committee discussed with the independent auditors’ the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, (Communication with Audit Committees). These matters included a discussion of the independent auditors’ judgments about the quality (not just the acceptability) of FTI’s accounting practices, and accounting principles, as applied to FTI’s financial reporting.

3.	The Audit Committee received from Ernst & Young LLP the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Ernst & Young LLP its independence. The Audit Committee further considered whether the provision by Ernst & Young LLP of any non-audit services described elsewhere in this Proxy Statement is compatible with maintaining auditor independence and determined that the provision of those services does not impair Ernst & Young LLP’s independence. We preapprove all audit and permitted non-audit services performed by Ernst & Young LLP.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, and the Audit Committee’s review of the representations of management and the disclosures by the independent auditors to the Audit Committee, we recommended to the Board of Directors that FTI’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC. We have concluded that the independent auditors are independent from FTI Consulting, Inc. and its management.

We have appointed Ernst & Young LLP as FTI’s independent auditors for 2005, subject to stockholder ratification.

This Report is submitted by the members of the Audit Committee of the Board of Directors of FTI Consulting, Inc.

Audit Committee

James A. Flick, Jr., Chair
Mark H. Berey
Denis J. Callaghan
Gerard E. Holthaus

AUDITOR SERVICES

The fees that FTI paid to Ernst & Young LLP in 2003 and 2004 are set forth in accordance with the rules and regulations of the SEC:

	2003	2004
	(in thousands)
Audit Fees	$562	$718
Audit-Related Fees	192	171
Tax Fees	304	314
All Other Fees	—	—

Audit fees are fees FTI paid Ernst & Young LLP for the audit and quarterly reviews of our consolidated financial statements, assistance with and review of documents filed with the SEC, comfort letters, consent procedures and accounting consultations related to transactions and the adoption of new accounting pronouncements. In 2004, of the approximately $718,000 in audit fees that we incurred, approximately $23,000 was incurred for assistance with filings under the Securities Act of 1933, as amended, and approximately $695,000 was incurred for audit and quarterly review services provided in connection with reports filed under the Exchange Act. Audit-related fees principally include audit services for FTI subsidiaries and professional services related to assistance in documenting internal controls and financial due diligence for our acquisitions of other businesses. Tax fees primarily include tax compliance and planning services. Ernst & Young LLP did not provide any other services to us in 2003 and 2004.

In accordance with SEC rules and regulations, in 2004 Ernst & Young LLP rotated the partner off the FTI account who has acted as the audit engagement partner for FTI for the five previous fiscal years.

Ernst & Young LLP has confirmed to FTI that it is in compliance with all rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.

The Audit Committee preapproves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for FTI by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee may delegate to one or more subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided, however, each subcommittee will be required to present its determinations to the Audit Committee at its next scheduled meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on our records and other information, we believe that our directors and officers who are required to file reports under Section 16 reported all transactions in shares of our common stock and derivative securities, including options for shares, on a timely basis during the fiscal year ended December 31, 2004, except that the Forms 3 filed by Messrs. Berey and Holthaus, directors of the Company, neglected to report the non-employee director option grant exercisable for 135,000 shares of our common stock that was automatically made to each of them as of June 7, 2004, the date each of them was appointed as a director. Subsequently, those awards were reported on a Form 4 filed by each of them on June 22, 2004, more than two business days after the date of grant. Mr. DiNapoli, our Executive Vice President and Chief Operating Officer, neglected to report the zero-cost collar arrangement entered into on April 25, 2003 with a securities broker pursuant to which he wrote a covered call option and purchased a put option with respect to 27,638 shares of our common stock that he received in connection with our acquisition of the business recovery services (BRS) business of PricewaterhouseCoopers LLP in August 2002, on a timely basis in his Form 3 filed on February 23, 2004, following his appointment as an executive officer on February 18, 2004. Subsequently, the covered call option and covered put option were reported on a Form 3/A filed on January 10, 2005.

PROPOSALS FOR THE 2006 ANNUAL MEETING

If you want to include a proposal in the Proxy Statement for FTI’s 2006 annual meeting, send the proposal to FTI Consulting, Inc., Attn: Joanne F. Catanese, Associate General Counsel and Secretary, at 900 Bestgate Road, Suite 100, Annapolis, Maryland 21401.

Stockholders intending to present a proposal at our 2006 annual meeting must comply with the requirements and provide the information set forth in our By-Laws. Under our By-Laws, a stockholder must deliver notice of a proposal and any required information to our corporate Secretary not less than 90 days and no more than 120 days before the first anniversary date of the mailing date of the proxy for the preceding year’s annual meeting, provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made. For our annual meeting in 2006, we must receive stockholder proposals no earlier than December 8, 2005 and no later than January 7, 2006. If any stockholder proposal is received before December 8, 2005 or after January 7, 2006, it will be considered untimely, and we will not be required to present it at the 2006 annual meeting.

Appendix A

FTI CONSULTING, INC.

EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

PURPOSE
The FTI Consulting, Inc. Employee Stock Purchase Plan (the “ESPP” or the “Plan”) provides employees of FTI Consulting, Inc. (the “Company”) and selected Company Subsidiaries with an opportunity to become owners of the Company through the purchase of shares of the Company’s common stock (the “Common Stock”). The Company intends this Plan to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and its terms should be construed accordingly.

ELIGIBILITY
Unless determined otherwise by the Committee, any Employee who is employed with the Company or an Eligible Subsidiary on the first day of an Offering Period and regularly scheduled to work at least 20 hours per week is eligible to participate in the ESPP for that Offering Period; provided, however, that an Employee may not make a purchase under the ESPP if such purchase would result in the Employee’s owning Common Stock possessing 5% or more of the total combined voting power or value of the Company’s outstanding stock. For purposes of determining an individual’s amount of stock ownership, any options to acquire shares of Company Common Stock are counted as shares of stock, and the attribution rules of Section 424(d) of the Code apply.

Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary. Employee excludes anyone not treated initially on the payroll records as a common law employee.

ADMINISTRATOR
The Compensation Committee of the Board of Directors of the Company, or such other committee as the Board designates (the “Committee”), will administer the ESPP. The Committee is vested with full authority and discretion to make, administer, and interpret such rules and regulations as it deems necessary to administer the ESPP (including rules and regulations deemed necessary in order to comply with the requirements of Section 423 of the Code). The Committee is vested with full authority and discretion to make modifications to the eligibility requirements for participation in the ESPP from time to time that do not require stockholder approval to comply with the requirements of Section 423 of the Code, provided that all such modifications enable the ESPP to continue to satisfy the eligibility requirements of Section 423 of the Code and do not materially increase the cost of the ESPP to the Company. Any determination or action of the Committee in connection with the administration or interpretation of the ESPP shall be final and binding upon each Employee, Participant and all persons claiming under or through any Employee or Participant.

OFFERING PERIOD	Offering Periods are successive six month periods beginning on January 1 and July 1, and the first such period will begin on July 1, 1997.

PARTICIPATION
An eligible Employee may become a “Participant” for an Offering Period by completing an authorization notice and delivering it to the Committee through the Company’s Human Resources Department within a reasonable period of time before the first day of such Offering Period. The Committee will send to each new Employee who satisfies the rules in Eligibility above a notice advising the Employee of his right to participate in the ESPP for the following Offering Period. All Participants receiving options under the ESPP will have the same rights and privileges.

METHOD OF PAYMENT
A Participant may contribute to the ESPP through payroll deductions, as follows:
The Participant must elect on an authorization notice to have deductions made from his Compensation for each payroll period during the Offering Period at a rate of at least 1% but not more than 15% of his Compensation. Compensation under the Plan means an Employee’s regular compensation, including overtime, bonuses, and commissions, from the Company or an Eligible Subsidiary paid during an Offering Period.

All payroll deductions will be credited to the Participant’s account under the ESPP. No interest or earnings will accrue on any payroll deductions credited to such accounts.

Payroll deductions will begin on the first payday coinciding with or following the first day of each Offering Period and will end with the last payday preceding or coinciding with the end of that Offering Period, unless the Participant sooner withdraws as authorized under Withdrawals below.

A Participant may not alter the rate of payroll deductions during the Offering Period.

The Company may use the consideration it receives for general corporate purposes.

The Committee, in its discretion, may permit Participants to pay the option price through the tendering of shares of Common Stock subject to such rules and regulations as the Committee may determine.

GRANTING OF OPTIONS
On the first day of each Offering Period, a Participant will receive options to purchase a number of shares of Common Stock with funds withheld from his Compensation. Such number of shares will be determined at the end of the Offering Period according to the following procedure:

Step 1 — Determine the amount the Company withheld from Compensation since the beginning of the Offering Period;

Step 2 — Determine the amount that represents 85% of the lower of Fair Market Value of a share of Common Stock on the (I) first day of the Offering Period, or (II) the last day of the Offering Period; and

Step 3 — Divide the amount determined in Step 1 by the amount determined in Step 2 and round down the quotient to the nearest whole number.

FAIR MARKET VALUE	The Fair Market Value of a share of Common Stock for purposes of the Plan as of each date described in Step 2 will be determined as follows:

if the Common Stock is traded on a national securities exchange, the closing sale price on that date;

if the Common Stock is not traded on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System (“Nasdaq”) for such date;

if no such closing sale price information is available, the average of the closing bid and asked prices as reported by Nasdaq for such date; or

if there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date.

For January 1 and any other date described in Step 2 that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day.

No Participant shall receive options:

if, immediately after the grant, that Participant would own shares, or hold outstanding options to purchase shares, or both, possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or any Subsidiaries;

or

that permit the Participant to purchase shares under all employee stock purchase plans of the Company and any Subsidiary with a Fair Market Value (determined at the time the options are granted) that exceeds $25,000 in any calendar year.

EXERCISE PRICE
The exercise price of all options granted for an Offering Period is 85% of the lower of Fair Market Value of a share of Common Stock on (I) the first day of the Offering Period or (II) the last day of the Offering Period.

EXERCISE OF OPTION
Unless a Participant effects a timely withdrawal pursuant to the Withdrawal paragraph below, his option for the purchase of shares of Common Stock during an Offering Period will be automatically exercised as of the last day of the Offering Period for the purchase of the maximum number of full shares that the sum of the payroll deductions credited to the Participant’s account during such Offering Period can purchase pursuant to the formula specified in Granting of Options.

Any payroll deductions credited to a Participant’s account during the Offering Period that are not used for the purchase of shares will be treated as follows:

If the Participant has elected to withdraw from the ESPP as of the end of the Offering Period, the Company will deliver the amount of the payroll deductions to the Participant.

The amount of any other excess payroll deductions will be applied to the purchase of shares in the immediately succeeding Offering Period.

DELIVERY OF COMMON STOCK
As soon as administratively feasible after the options are used to purchase Common Stock, the Company will deliver to each Participant or, in the alternative, to a custodian that the Committee designates, the shares of Common Stock the Participant purchased upon the exercise of the option. If shares are delivered to a custodian, the Participant may elect at any time thereafter to take possession of the shares or to have the Committee deliver the shares to any brokerage firm. The Committee may, in its discretion, establish a program for cashless sales of Common Stock received under the ESPP.

SUBSEQUENT OFFERINGS
A Participant will be deemed to have elected to participate in each subsequent Offering Period following his initial election to participate in the ESPP, unless the Participant files a written withdrawal notice with the Human Resources Department at least ten days before the beginning of the Offering Period as of which the Participant desires to withdraw from the ESPP.

WITHDRAWAL FROM THE PLAN
A Participant may withdraw all, but not less than all, payroll deductions credited to his account for an Offering Period before the end of such Offering Period by delivering a written notice to the Human Resources Department on behalf of the Committee at least thirty days before the end of such Offering Period. A Participant who for any reason, including retirement, termination of employment, or death, ceases to be an Employee before the last day of any Offering Period will be deemed to have withdrawn from the ESPP as of the date of such cessation.

Upon the withdrawal of a Participant from the ESPP under the terms of the preceding paragraph, his outstanding options under the ESPP will immediately terminate.

If a Participant withdraws from the ESPP for any reason, the Company will pay to the Participant all payroll deductions credited to his account or, in the event of death, to the persons designated as provided in Designation of Beneficiary, as soon as administratively feasible after the date of such withdrawal and no further deductions will be made from the Participant’s Compensation.

A Participant who has elected to withdraw from the ESPP may resume participation in the same manner and pursuant to the same rules as any Employee making an initial election to participate in the ESPP, i.e., he may elect to participate in the next following Offering Period so long as he files the authorization form by the deadline for that Offering Period. Any Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and who withdraws from the ESPP for any reason will only be permitted to resume participation in a manner that will permit transactions under the ESPP to continue to be exempt within the meaning of Rule 16b-3, as issued under the Exchange Act.

STOCK SUBJECT TO PLAN
The shares of Common Stock that the Company will sell to Participants under the ESPP will be shares of authorized but unissued Common Stock. The maximum number of shares made available for sale under the ESPP will be 2,300,000 (subject to the provisions in Adjustments upon Changes in Capital Stock). If the total number of shares for which options are to be exercised in an Offering Period exceeds the number of shares then available under the ESPP, the Company will make, so far as is practicable, a pro rata allocation of the shares available.

A Participant will have no interest in shares covered by his option until the Participant exercises the option.

Shares that a Participant purchases under the ESPP will be registered in the name of the Participant.

The Company will not issue fractional shares pursuant to the ESPP, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK
Subject to any required action by the Company (which it shall promptly take) or its stockholders, and subject to the provisions of applicable corporate law, if, during an Offering Period, the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company’s receiving consideration, the Administrator will make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying the options, so that the proportionate interest of the Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to the options will not change the total price with respect to shares of Common Stock underlying the Participant’s election but will include a corresponding proportionate adjustment in the price of the Common Stock, to the extent consistent with Section 424 of the Code.

The Administrator will make a commensurate change to the maximum number and kind of shares provided in the Stock Subject to Plan section.

Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any options or the price to be paid for stock except as this Adjustments section specifically provides. The grant of an option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

SUBSTANTIAL CORPORATE CHANGE	Upon a Substantial Corporate Change, the Plan and the offering will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding elections, or

the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the options will continue in the manner and under the terms so provided.

If an option would otherwise terminate pursuant to the preceding sentence, the optionee will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of the option.

A Substantial Corporate Change means the

dissolution or liquidation of the Company,

merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation,

the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act) owning 100% of the combined voting power of all classes of stock of the Company.

DESIGNATION OF BENEFICIARY
A Participant may file with the Committee a written designation of a beneficiary who is to receive any payroll deductions credited to the Participant’s account under the ESPP or any shares of Common Stock owed to the Participant under the ESPP if the Participant dies. A Participant may change a beneficiary at any time by filing a notice in writing with the Human Resources Department on behalf of the Committee.

Upon the death of a Participant and upon receipt by the Committee of proof of the identity and existence of the Participant’s designated beneficiary, the Company shall deliver such cash or shares, or both, to the beneficiary. If a Participant dies and is not survived by a beneficiary that the Participant designated in accordance with the immediate preceding paragraph, the Company will deliver such cash or shares, or both, to the personal representative of the estate of the deceased Participant. If, to the knowledge of the Committee, no personal representative has been appointed within 90 days following the date of the Participant’s death, the Committee, in its discretion, may direct the Company to deliver such cash or shares, or both, to the surviving spouse of the deceased Participant, or to any one or more dependents or relatives of the deceased Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

No designated beneficiary may acquire any interest in such cash or shares before the death of the Participant.

SUBSIDIARY EMPLOYEES
Employees of Company Subsidiaries will be entitled to participate in the ESPP, except as otherwise designated by the Board of Directors or the Committee.

Eligible Subsidiary means each of the Company’s Subsidiaries, except as the Board otherwise specifies. Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time an option is granted to a Participant under the ESPP, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

TRANSFERS, ASSIGNMENTS, AND PLEDGES
A Participant may not assign, pledge, or otherwise dispose of payroll deductions credited to the Participant’s account or any rights to exercise an option or to receive shares of Common Stock under the ESPP other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Employee Retirement Income Security Act. Any other attempted assignment, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw under the Withdrawal section.

AMENDMENT OR TERMINATION OF PLAN
The Board of Directors of the Company may at any time terminate or amend the ESPP. Any amendment of the ESPP that (i) materially increases the benefits to Participants, (ii) materially increases the number of securities that may be issued under the ESPP, or (iii) materially modifies the eligibility requirements for participation in the ESPP must be approved by the stockholders of the Company to take effect. The Company shall refund to each Participant the amount of payroll deductions credited to his account as of the date of termination as soon as administratively feasible following the effective date of the termination.

NOTICES
All notices or other communications by a Participant to the Committee or the Company shall be deemed to have been duly given when the Human Resources Department or the Secretary of the Company receives them or when any other person the Company designates receives the notice or other communication in the form the Company specifies.

GENERAL ASSETS
Any amounts the Company invests or otherwise sets aside or segregates to satisfy its obligations under this ESPP will be solely the Company’s property (except as otherwise required by Federal or state wage laws), and the optionee’s claim against the Company under the ESPP, if any, will be only as a general creditor. The optionee will have no right, title, or interest whatever in or to any investments that the Company may make to aid it in meeting its obligations under the ESPP. Nothing contained in the ESPP, and no action taken pursuant to its provisions, will create or be construed to create an implied or constructive trust of any kind or a fiduciary relationship between the Company and any Employee, Participant, former Employee, former Participant, or any beneficiary.

PRIVILEGES OF STOCK OWNERSHIP
No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan except as to such shares of Common Stock, if any, that have been issued to such Participant.

LIMITATIONS ON LIABILITY
Notwithstanding any other provisions of the ESPP, no individual acting as a director, employee, or agent of the Company shall be liable to any Employee, Participant, former Employee, former Participant, or any spouse or beneficiary for any claim, loss, liability or expense incurred in connection with the ESPP, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each director, employee, or agent of the Company to whom any duty or power relating to the administration or interpretation of the ESPP has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the FTI Board’s approval) arising out of any act or omission or act concerning this ESPP unless arising out of such person’s own fraud or bad faith.

NO EMPLOYMENT CONTRACT
Nothing contained in this Plan constitutes an employment contract between the Company or an Eligible Subsidiary and any Employee. The ESPP does not give an Employee any right to be retained in the Company’s employ, nor does it enlarge or diminish the Company’s right to terminate the Employee’s employment.

DURATION OF ESPP	Unless the FTI Board extends the Plan’s term, no Offering Period will begin after December 31, 2006.
APPLICABLE LAW	The laws of the State of Maryland (other than its choice of law provisions) govern the ESPP and its interpretation.
APPROVAL OF STOCKHOLDERS
The ESPP, as amended in 2005, must be submitted to the stockholders of the Company for their approval within 12 months after the Board of Directors of the Company adopts the amended ESPP. The adoption of the amended ESPP is conditioned upon the approval of the stockholders of the Company, and failure to receive their approval will render the 2005 amendment to the ESPP void and of no effect.

Appendix B

FTI CONSULTING, INC.
CHARTER OF AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of February 15, 2005

Organization and Operation

There shall be a committee of the Board of Directors to be known as the Audit Committee (“Audit Committee”). The Audit Committee shall be comprised of at least three directors who are independent of management and FTI Consulting, Inc. (the “Company”). Members of the Audit Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (the “NYSE”), Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). All Audit Committee members must be financially literate, and at least one member must have accounting or related financial management expertise, as required by the NYSE rules and regulations. An Audit Committee member who satisfies the definition of an “audit committee financial expert” as set forth in Item 401(h) of Regulation S-K, promulgated by the SEC, as determined by the Nominating and Corporate Governance Committee or the Board of Directors (as the case may be), shall be deemed to have the relevant accounting or related financial management expertise. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Audit Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Audit Committee shall designate a Chair by majority vote of the members of the Audit Committee. The Chair shall preside at all sessions of the Audit Committee and develop the agenda for each Audit Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Committee may call a meeting of the Audit Committee. The Audit Committee shall cause to be made and retain complete and accurate minutes of its meetings.

Formal action to be taken by the Audit Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Audit Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Audit Committee. Any director of the Board of Directors, at his or her option, or at the Audit Committee’s request, may attend a meeting of the Audit Committee but, if he or she is not a member of the Audit Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Audit Committee may go into executive session and exclude non-members and management from Audit Committee proceedings.

In fulfilling its responsibilities, the Audit Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Audit Committee.

Meetings

The Audit Committee shall hold meetings as deemed necessary or desirable by the Chair of the Audit Committee. In addition to such meetings of the Audit Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Audit Committee shall meet on a periodic basis. The Audit Committee shall meet periodically in separate executive sessions with Company management, the senior internal auditing executive and the Company’s independent auditors to discuss any matters that the Audit Committee (or any of these groups) believes should be discussed privately. While the Audit Committee is not required to provide a written report of such executive sessions, it is required to inform management of any concerns or material issues arising from such sessions

Responsibilities and Duties

The Audit Committee shall provide assistance to the directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to the corporate accounting and reporting practices of the Company and oversight of (1) the quality and integrity of financial reports of the Company, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the directors, the independent auditors and the financial management of the Company.

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Audit Committee shall have the sole authority to appoint or replace the independent auditors. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate to subcommittees the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors and approve their fees. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

In carrying out these responsibilities and duties, the Audit Committee will:

A.	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor’s compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

B.	In connection with its review of the Company’s quarterly and annual reports and related financial statements, review:

i.	with the independent auditors and financial and accounting personnel, (i) the adequacy and effectiveness of the accounting and financial controls of the Company, (ii) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies, and (iii) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable;

ii.	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments (as defined in accordance with the Company’s Management Policies and Procedures) made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles (“GAAP”) methods on the financial statements;

iii.	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

iv.	the Company’s internal audit function, taking into account any changes in laws or regulations, as well as current industry standards; and

v.	the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. Further, the Audit Committee shall review such matters related to earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies prior to release of such information if the release is not concurrent with the Audit Committee’s review of the Company’s quarterly and annual reports.

If any material matters are brought to the attention of the Audit Committee during the reviews contemplated by this subsection B., the Audit Committee shall consider whether independent review of such matters by an outside advisor is necessary or advisable and, if so, shall retain such advisors as are deemed necessary and appropriate in the discretion of the Audit Committee for that purpose.

C.	Receive and review reports from inside and outside legal counsel, regulators and others regarding legal, regulatory and other matters that may have a material effect on the financial statements or related Company compliance policies.

D.	Inquire of management and the independent auditors about significant risks or exposures, including, but not limited to, financial risks, and assess the steps management has taken to minimize such risks to the Company. Discuss the Company’s guidelines and policies with respect to risk assessment and risk management, in compliance with applicable requirements and guidance under the NYSE rules and standards, federal law and the rules of the Commission.

E.	Review and discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts, rating agencies or the public. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

F.	Meet to review and discuss the quarterly financial statements with financial management and the independent auditors, including reviewing the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Form 10-Q and prior to any press release of results, and determine whether the independent auditors take any exception to the disclosure and content of the financial statements. Meet to review and discuss any other matters required to be communicated to the Audit Committee by the auditors.

G.	Review and discuss quarterly reports from the independent auditors on: (1) all critical accounting policies and practices to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (3) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

H.	Meet to review and discuss the financial statements to be contained in the annual report to stockholders with management and the independent auditors, including reviewing the Company’s disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and

determine whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Meet to review and discuss with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Audit Committee by the auditors. Also meet to review and discuss with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization’s accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

I.	Meet to review and discuss disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

J.	Provide sufficient opportunity for the independent auditors and the internal auditor to meet with the members of the Audit Committee without members of management present. Notwithstanding the foregoing, the Audit Committee shall meet periodically with the independent auditors and the internal auditors, separately, without members of management present. Among the items to be discussed in the meetings with the independent auditors are the independent auditors’ evaluation of the Company’s financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of audit.

K.	Review with the independent auditors any audit problems or difficulties and management’s response. As appropriate, and at the Audit Committee’s discretion, it may discuss with the national office of the independent auditors issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

L.	Report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

M.	Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

N.	Obtain and review a report from the independent auditors at least annually regarding (1) the independent auditors’ internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm; and (3) any steps taken to deal with any such issues. Evaluate the qualifications and performance of the independent auditors, including considering whether the auditors’ quality controls are adequate. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board promptly after each such review.

O.	On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services, consider whether the provision of permitted nonaudit services, if any, is compatible with maintaining the auditors’ independence, and take, or recommend that the Board of Directors take, appropriate action to ensure the continuing independence of the auditors.

P.	Reserved.

Q.	Set clear policies for the Company’s hiring of employees or former employees of the independent auditor.

R.	Obtain from the independent auditors assurance that Section 10A(b) of the Exchange Act has not been implicated.

S.	Obtain assurances from management, the Company’s senior internal auditing executive and the independent auditors that none of them are aware that the Company and its subsidiaries are not in conformity with applicable legal requirements and the Company’s Policy on Ethics and Business Conduct. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Policy on Ethics and Business Conduct.

T.	Establish procedures for the receipt, retention and treatment of complaints received by the Company or the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

U.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

V.	Discuss with the independent auditors and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

W.	Prepare a report of the Audit Committee to be included in the Company’s proxy statement for its annual meeting of stockholders, disclosing whether (1) the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the auditors the independence of the auditors; and (3) based upon the Committee’s review and discussions with management and the independent auditors, the Committee had recommended to the Board of Directors that the audited financials be included in the Company’s annual report on Form 10-K.

X.	Include a copy of this Charter in the annual report to stockholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

Y.	Regularly submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

Z.	Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel and other advisors for this purpose if, in its judgment, that is appropriate.

AA.	Review and reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Audit Committee considers appropriate for consideration by the Board as conditions dictate but at least annually.

BB.	Annually review the Committee’s performance of its responsibilities and duties.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

Appendix C

FTI CONSULTING, INC.
CHARTER OF THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of September 17, 2004

Organization and Operation

There shall be a committee of the Board of Directors to be known as the Nominating and Corporate Governance Committee (“Committee”). The Committee shall be comprised of at least three members of the Board of Directors, each of whom is independent of management and FTI Consulting, Inc., (“Company”). Members of the Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (“NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Additionally, each Committee member should have prior public company board experience or related professional experience and possess integrity, credibility and good judgment.

The members of the Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Committee shall designate a Chair by majority vote of the members of the Committee. The Chair shall preside at all sessions of the Committee and develop the agenda for each Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Committee may call a meeting of the Committee. The Committee shall cause to be made and retain complete and accurate minutes of its meetings.

Formal action taken by the Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Committee. Any director of the Board of Directors, at his or her option, or at the Committee’s request, may attend a meeting of the Committee but, if he or she is not a member of the Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Committee may go into executive session and exclude non-members and management from Committee proceedings.

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Committee.

The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Committee shall meet at least semiannually. The Corporation’s Chairman of the Board, Chief Executive Officer and other senior executives may attend meetings. However, the Committee should meet periodically in executive session without the presence of management and non-member directors.

C-1

Responsibilities and Duties

The Committee has the responsibility and authority to supervise and review the affairs of the Corporation as they relate to nominations of directors and corporate governance. The Committee, in discharging its responsibilities, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the authority to retain a search firm, outside counsel or other experts to assist in identifying potential director candidates, including the authority to approve the fees payable to such search firm, counsel or other experts and all other terms of retention.

The following shall be the principal recurring duties of the Committee in carrying out its responsibilities:

A.	Review and recommend the size and composition of the Board of Directors.

B.	Develop criteria for selecting candidates for election as directors, identifying, evaluating (including inquiries into the background of candidates), recruiting and nominating such new candidates. In choosing candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills and the extent to which the candidate would fill a present need on the Board of Directors.

C.	Identify individuals qualified to become directors of the Corporation and recommend to the Board of Directors nominees for all directorships to be filled by the stockholders or by the Board of Directors.

D.	Identify and recommend directors for candidates as members and chairs of the committees of the Board of Directors for election by the Board of Directors.

E.	Review and determine whether existing members of the Board of Directors should stand for reelection, taking into consideration such candidates as if they were candidates de novo.

F.	Develop and administer a process for, at least annually, the evaluation of the overall performance of the Board of Directors, this and the other committees and management and make recommendations to the Board of Directors, as appropriate, for improvement.

G.	Periodically review the Corporation’s Charter and By-Laws and each committee Charter and recommend to the Board of Directors, as appropriate, changes to any of the foregoing, creation of additional committees or elimination of existing committees.

H.	Periodically review corporate governance policies and best practices, recommend to the Board of Directors a set of corporate governance policies and practices to be applicable to the Corporation and monitor the Corporation’s compliance with those policies and practices.

I.	Assure that appropriate director orientation and continuing education programs exist.

J.	Be responsible for the process relating to succession planning for each of the Chairman of the Board, Chief Executive Officer and other executive officer positions.

K.	Report to the Board of Directors on the Committee’s activities as appropriate, but at least annually.

L.	Annually review the Committee’s performance of its responsibilities and duties and review, reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Committee considers appropriate.

C-2

Appendix D

FTI CONSULTING, INC.
CHARTER OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS

Amended and Restated Effective as of September 17, 2004

Organization and Operation

There shall be a committee of the Board of Directors to be known as the Compensation Committee (“Compensation Committee”). The Compensation Committee shall be comprised of at least three members of the Board of Directors who are independent of management and FTI Consulting, Inc. (the “Company”). Members of the Compensation Committee shall be considered independent if they meet the independence requirements of the New York Stock Exchange (“NYSE”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”). No director may serve on the Compensation Committee unless he (1) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (2) satisfies the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Additionally, each Committee member should have prior public company board experience or related professional experience and possess integrity, credibility and good judgment.

The members of the Compensation Committee shall be appointed annually by a majority vote of the entire Board of Directors, and each shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Compensation Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

If a Chair has not been elected by the Board of Directors in accordance with the Corporate Governance Guidelines, the members of the Compensation Committee shall designate a Chair by majority vote of the members of the Compensation Committee. The Chair shall preside at all sessions of the Compensation Committee and develop the agenda for each Compensation Committee meeting. The Chairman of the Board of Directors, Chief Executive Officer of the Company or the Chair of the Compensation Committee may call a meeting of the Compensation Committee. The Compensation Committee shall make and retain complete and accurate minutes of its meetings.

Formal action to be taken by the Compensation Committee shall be by unanimous written consent or by the affirmative vote of a majority of the Compensation Committee members present (in person or by conference telephone) at a meeting at which a quorum is present. A quorum shall consist of at least one-half of the members of the Compensation Committee. Any director of the Board of Directors, at his or her option, or at the Compensation Committee’s request, may attend a meeting of the Compensation Committee but, if he or she is not a member of the Compensation Committee, he or she shall not be counted in determining the presence of a quorum and shall not be entitled to vote. At any time, the Compensation Committee may go into executive session and exclude non-members and management from Compensation Committee proceedings.

In fulfilling its responsibilities, the Compensation Committee shall be entitled to delegate any or all of its responsibilities to one or more subcommittees of the Compensation Committee.

Meetings

The Compensation Committee shall hold meetings as deemed necessary or desirable by the Chair of the Compensation Committee. In addition to such meetings of the Compensation Committee as may be required to perform the functions described under “Responsibilities and Duties” below, the Compensation Committee shall meet at least semi-annually. Further, the Compensation Committee should meet at least annually with the

Company’s Chairman of the Board, Chief Executive Officer and such other senior executives, as the Compensation Committee deems appropriate. However, the Compensation Committee should meet periodically in executive session without the presence of management and non-member directors.

Responsibilities and Duties

The Compensation Committee discharges the Board of Directors’ responsibilities relating to compensation of the Company’s executive officers and produces an annual report on executive compensation for inclusion in the Company’s proxy statements, as required. The Compensation Committee approves and administers executive compensation programs in furtherance of the interests of the stockholders. The Compensation Committee has the responsibility and authority to oversee and review the Company’s overall programs of employee benefits as well as the Company’s policies and terms and conditions applicable to its employees. In discharging its oversight role, the Compensation Committee is empowered to study or investigate any matter of interest or concern that the Compensation Committee deems appropriate and shall have the sole authority to retain outside counsel or other experts for this purpose, including the sole authority to approve the fees payable to such counsel or other experts and all other terms of retention.

The following shall be the principal recurring duties of the Compensation Committee in carrying out its responsibilities:

A.	Review and approve corporate goals and objectives relevant to the compensation of each of the Chairman of the Board and Chief Executive Officer; evaluate the performance of each of the Chairman of the Board and Chief Executive Officer in light of those goals and objectives; and establish the level of compensation of each of the Chairman of the Board and Chief Executive Officer based on this evaluation.

B.	Approve the base and incentive compensation of the Company’s other executive officers.

C.	Review and make recommendations to the Board with respect to the compensation of non-management directors and directors’ and officers’ indemnity and insurance matters.

D.	The Compensation Committee shall not approve or recommend to the Board any loans by the Company to directors or executive officers of the Company or any modifications to existing loans by the Company to such persons. The Compensation Committee shall ensure that directors and executive officers of the Company are aware that loans by the Company to such persons, or modifications to existing loans by the Company to such persons, are prohibited.

E.	Review and make recommendations to the Board of Directors with respect to existing or proposed incentive compensation, equity-based compensation plans and overall compensation and benefits.

F.	Administer the Company’s stock option and employee stock purchase plans and any other equity-based plans that may be established in the future.

G.	Submit all equity-based compensation plans and material revisions thereto to a vote of the stockholders of the Company, unless stockholder approval is not required by (i) the NYSE rules and regulations under an exemption therefrom, (ii) the terms of an equity compensation plan and/or (iii) any other applicable, rule, law or regulation.

H.	Prepare the compensation committee report required to be included in the proxy statements for the Company’s annual meetings of stockholders and for the special meetings of stockholders, when required.

I.	Regularly report to the Board of Directors on the Compensation Committee’s activities.

J.	Review and recommend to the Board of Directors, or approve, any contracts or transactions with current or former executive officers of the Company, including consulting, employment contracts, severance or termination arrangements and loans made or guaranteed by the Company.

K.	Prior to review of executive and director compensation, request management to obtain and provide any information that the Compensation Committee deems necessary or appropriate in order to evaluate compensation in light of industry standards. Concurrent with review of executive compensation, review fees and other compensation provided to directors of comparable entities for their services as directors (to the extent the information is available) to determine industry standards, and review the fees and other compensation provided to the Company’s Board of Directors and committee members in light of the industry standards and recommend compensation for review and approval by the Board. Submit findings with respect to the industry standards to the Nominating and Corporate Governance Committee for its consideration when making independence determinations for nominees and members of the Board of Directors of the Company.

L.	Annually review the Committee’s performance of its responsibilities and duties and review, reassess the adequacy of this Charter and recommend to the Board of Directors any improvements to this Charter that the Compensation Committee considers appropriate.

M.	Establish performance criteria relating to incentive compensation as required under Section 162(m) of the Internal Revenue Code, and make all other compensation related determinations that the Compensation Committee may be required to make, from time to time, by the NYSE, the Commission or any other law, rule or regulation applicable to the Company.

900 BESTGATE ROAD
SUITE 100
ANNAPOLIS, MD 21401

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 17, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 17, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to FTI Consulting, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

IF VOTING BY MAIL, MARK, SIGN, DATE AND PROMPTLY RETURN THE PORTION BELOW IN THE ENCLOSED ENVELOPE.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FTICN1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FTI CONSULTING, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR CLASS III DIRECTOR AND FOR PROPOSALS 2 AND 3 LISTED BELOW.

Vote On Directors

1.	ELECTION OF THREE CLASS III DIRECTORS. Nominees: 01) Mark H. Berey 02) Jack B. Dunn, IV 03) Gerard E. Holthaus		For All ☐	Withhold All ☐	For All Nominees Except ☐	To withhold authority to vote for any individual nominee(s), mark “FOR ALL NOMINEES EXCEPT” and write the nominee’s number(s) on the line below.

Vote On Proposals						For	Against	Abstain

2.	APPROVE AND ADOPT AN AMENDMENT TO THE FTI CONSULTING, INC. EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED, TO INCREASE THE NUMBER OF SHARES AUTHORIZED BY 250,000 SHARES OF COMMON STOCK.					☐	☐	☐

3.	RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP TO SERVE AS INDEPENDENT AUDITORS FOR FTI CONSULTING, INC.’S FISCAL YEAR ENDING DECEMBER 31, 2005.					☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournment or postponement thereof to the extent permitted by law.

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

For comments please check this box and write them on the other side of this card.		☐

Please indicate if you plan to attend this meeting. ☐	☐
Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

FTI CONSULTING, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE

     The undersigned stockholder(s) of FTI Consulting, Inc. (the “Company”) hereby appoints Messrs. Jack B. Dunn, IV and Theodore I. Pincus, and each of them singly, as proxies, each with full power of substitution, for and in the name of the undersigned at the Annual Meeting of Stockholders of FTI Consulting, Inc. to be held on May 18, 2005 at the bussiness office of the Company located at 909 Commerce Road, Annapolis, Maryland 21401 at 9:30 a.m. Eastern Time, and at any and all adjournments thereof, to vote all shares of common stock of said Company held of record by the undersigned on March 16, 2005, as if the undersigned were present and voting the shares.

     THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED. IN THE ABSENCE OF ANY DIRECTION, THE SHARES WILL BE VOTED FOR EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 THROUGH 3, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY LAW.

Comments:

(If you noted any comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)